2002 ANNUAL REPORT
September 30, 2002

MORGAN STANLEY LOGO

Morgan Stanley Institutional Fund Trust

EQUITY PORTFOLIOS

Equity Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Strategic Small Value Portfolio
Value Portfolio

2002 ANNUAL REPORT
September 30, 2002

Table of Contents

Morgan Stanley Institutional Fund Trust
is pleased to present the Annual Report
for the Trust's Equity Portfolios as of
September 30, 2002. Please call your
client service representative at
800-354-8185 with any questions
regarding this report.

President's Letter                                          1
-------------------------------------------------------------
PORTFOLIO OVERVIEWS AND STATEMENTS OF NET ASSETS
Equity Portfolio                                            2
-------------------------------------------------------------
Mid Cap Growth Portfolio                                    7
-------------------------------------------------------------
Mid Cap Value Portfolio                                    12
-------------------------------------------------------------
Small Cap Growth Portfolio                                 18
-------------------------------------------------------------
Small Cap Value Portfolio                                  22
-------------------------------------------------------------
Strategic Small Value Portfolio                            27
-------------------------------------------------------------
Value Portfolio                                            32
-------------------------------------------------------------
STATEMENTS OF OPERATIONS                                   37
-------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                        39
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       44
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              53
-------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                               58
-------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION                             59
-------------------------------------------------------------
TRUSTEE AND OFFICER INFORMATION                            60
-------------------------------------------------------------

This annual report contains certain
investment return information. Past
performance is not indicative of future
results and the investment return and
principal value of an investment will
fluctuate so that an investor's shares,
when redeemed, may be worth either more
or less than their original cost.
This report has been prepared for
shareholders and may be distributed to
others only if preceded or accompanied
by a current prospectus.

2002 ANNUAL REPORT
September 30, 2002
                                                                               1

President's Letter

DEAR SHAREHOLDERS:

Over the past twelve months, U.S. equity markets have experienced several hopeful rallies only to reach yet lower lows. By the end of September 2002, the bear market had aged two and a half years, one of the oldest of the past century. But bad news for stocks was good news for bonds, and fixed-income returns soared.

The technology-laden Nasdaq continued to have heavy losses for the twelve months ended September 30, 2002, plummeting 21.8% (price return). The large-cap S&P 500 fell 20.5% (total return) during that time period, while the blue chip Dow Jones lost 12.5% (total return). Even the small-cap Russell 2000, which had hitherto been immune to the bear market, depreciated by 9.3% (total return). Although the drop in stock values affected equities of all sizes and styles, growth stocks outperformed value stocks. The S&P Barra Value index tumbled 22.2% (total return) over 12 months, while the Growth index fell 19.3% (total return).

Corporate earnings declined year over year for five quarters in a row, marking the worst profits recessions on record. But by the second quarter of 2002 earnings rose by a modest 1.4% over the previous year and were expected to continue trending up, according to First Call. As earnings improved but the market continued to stumble, valuations fell significantly. Price-to-earnings ratios based on trailing earnings peaked in March 2002 at 62, then fell to 29 by the following September.

Most international developed markets fared even worse than U.S. markets over the past year, despite a depreciating dollar, which boosted non-dollar-denominated returns. The MSCI EAFE index for Europe, Asia, and the Far East declined 17.0% (price return) in dollars for the twelve months ended September 2002 and lost 21.5% (price return) in local currencies. Japan, which remained gripped by deflation, a lackluster economy, and a strained banking system, still managed to outperform its European counterparts. The MSCI Japan index lost just 11.2% (price return) in dollars, and 9.2% (price return) in local currency. Germany was one of the worst performers, with the MSCI Germany index falling 30.6% (price return) in dollars and 36.0% (price return) in local currency.

Shortly after September 11, 2001, the Federal Reserve resumed cutting interest rates aggressively to help shore up the economy. In the last four months of 2001, the Fed shaved 175 basis points off of the federal funds rate, bringing it to historic lows of 1.75%. During the fourth quarter of 2001 and the first quarter of 2002, the extra stimulus appeared to be helping the economy pull out of recession. In early 2002, GDP clocked in at a robust 5.0%. But from there the economic picture began to turn more mixed. The labor market continued to deteriorate, although not dramatically, consumer confidence slackened, and companies remained reluctant to make new investments. Despite those drags, consumers continued to spend and the Fed increased liquidity even further in November by cutting another 50 basis points off of the funds rate.

Fixed-income markets enjoyed spectacular performance, outperforming equities to the greatest extent since the 1930s. The Lehman Brothers Aggregate Bond index gained 11.7% (price return) during the 12 months ended September 2002. For that period, government long-term issues had the best performance, gaining 14.6%. Yields all across the yield curve dropped over the past year, including the 30-year Treasury bond, which lost 75 basis points to end the year at 4.7%. The 2-year Treasury note reached 1.7%, 82 basis points below where it was in September 2001.

OUTLOOK

Over the past twelve months, the economy and markets weathered significant stresses. Business activity slowed dramatically, pushing the economy into recession. And despite a promising economic recovery in late 2001, markets were dragged down by tremendous uncertainty. Government regulators investigated a slew of cases, including accounting fraud, corporate malfeasance, and insider trading. At the same time, the administration readied for war with Iraq while issuing warnings of possible terrorist activity.

While scandals and terror grabbed the headlines, however, the fundamentals began to improve. Corporate earnings began to increase, valuations fell to more reasonable levels, business inventories were drawn down, and the consumer remained stalwart. We believe that the economy will continue to recover and as the global environment becomes more certain, markets will continue to pick up.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
November 2002

2

Portfolio Overview (Unaudited)

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies and to a limited extent, in stocks of small companies and foreign equity securities. In constructing the Portfolio, Morgan Stanley Investment Management's equity team applies a value-oriented discipline to three key equity decisions: stock selection, sector allocation, and portfolio risk control.

Early in fiscal year 2002, the Portfolio began to relax its relatively defensive posture as the stock market recovered sharply from the events and aftermath of September 11, 2001. Later during the fiscal year, the Portfolio leaned more defensively due to the deeply felt market concerns surrounding corporate accounting, governance, bankruptcy, and threats of war. The Portfolio underperformed during the fiscal year, returning -25.71%, compared to -20.47% for the S&P 500 Index.

Following the terrorist attacks of September 11, 2001, the market rebounded sharply on the strength of consumer and industrial cyclicals, and technology. Though the Portfolio captured most of the bounce, it did not capture all, due to the underweight in consumer finance stocks and in surging high-price/earnings, large-cap tech stocks. The S&P 500 Index was up 19.4% from its September 21, 2001 low by year end as compared to the portfolio gain of 17.8% (net). Underperformance was equally attributable to sector weightings and selection within sectors, and caused largely by the consequence of being less sensitive to the heightened enthusiasm that began sweeping through the market in late-September. In particular, the market was led by exceptional returns in technology, industrials and consumer cyclicals, where the Portfolio was underweight. Market sectors that lagged were health care and consumer staples stocks, where the Portfolio was overweight.

After ignoring signs of economic recovery early in the first calendar quarter, in our opinion the large-cap market began to rebound in late February and sustained moderate gains through late March. Pro-cyclical positions gained traction as rates rose in concert with the underlying upbeat economy. This propelled the market's reversal of its year-to-date losses. With a moderate tilt towards economic sensitivity the Portfolio behaved accordingly, earning back most of its earlier decline.

Investors sold off aggressively from April-July, reacting to recurring accounting problems and tepid corporate earnings announcements. In June alone, the S&P 500's Index retreat matched that of the entire preceding five months. For the first half of the calendar year the domestic economy grew, but the U.S. stock market actually declined. This phenomenon was the first time in the last fifty years that such a decline had occurred during the first six months of an economic recovery. Pro-cyclical positions continued to gain against the benchmark, in concert with the underlying recovery. Despite a modestly pro-cyclical tilt which worked, the portfolio lost ground during the quarter due to technology exposure and poor stock selection in energy and heavy industry.

Following a modest rally midway through the fourth fiscal quarter, investors sold off aggressively on disappointing corporate earnings and wide scale downward earnings revisions. Fears of further potential economic retrenchment due to the Iraq situation added stress to an already shaky market. By September 30, 2002, the S&P 500 benchmark had slumped to 815, some 53% below its March 2000 high, and only moderately above the market's low for this phase of the current cycle (797 on July 23, 2002). During the quarter, pro-cyclical stocks paused in their rise against the benchmark. Although forward earnings estimates of the economically sensitive groups continued to improve against overall slumping forecasts, August and September was not the time to be tilted cyclically, as risks on the downside escalated.

Within the large-cap market, styles/groups remain fairly tightly priced by pre-bubble standards. Portfolio style exposure has remained roughly balanced as a result. During the fourth fiscal quarter, we trimmed relatively higher beta-positions in technology, reduced publishing & broadcasting and investment brokerage positions, and replaced trading-sensitive electric power exposure with distribution-dependent utilities. We added to the strategic emphasis on banks and consumer credit. The strategic focus on energy stocks was increased as we added domestic & crude and international oil stocks to achieve an overweight in each major energy sub-sector: international oil, well equipment & service, offshore drilling, and domestic & crude. We also boosted defensive growth positions in consumer non-durables industries.

In our opinion, the economy is encountering headwinds from corporate sector retrenchment. Favorable fundamental conditions (low interest rates, a cheaper dollar, fiscal stimulus) may support GDP growth of 3% in the second half of 2002. Easier monetary conditions will limit the impact of lower equity prices on the economy. Productivity gains should restrain prices, especially of goods. Energy prices are inflated to near war-premium highs, with price risk on the downside should tensions lessen.

We continue to approach this market with continued analytical vigilance. We still feel strongly that our multifactor approach (better relative earnings, good fundamentals, attractive valuations) has the potential to add value over the full market cycle as in the past.

2002 ANNUAL REPORT
September 30, 2002
                                                                               3

[GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
EQUITY
----------------------------------------------------

                                      Institutional   Adviser   S&P 500
                                           (1)          (3)      Index
----------------------------------------------------------------------------
One Year                                 (25.71%)     (25.83%)  (20.47%)
----------------------------------------------------------------------------
Five Years                                (4.78%)         --     (1.63%)
----------------------------------------------------------------------------
Ten Years                                  6.30%          --      9.00%
----------------------------------------------------------------------------
Since Inception(3)                        --          (4.73%)    (2.14%)
----------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 500 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/16/98.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO MAY INVEST, TO A LIMITED EXTENT, IN STOCKS OF SMALL COMPANIES AND FOREIGN EQUITY STOCKS.

4

Statement of Net Assets

EQUITY PORTFOLIO
COMMON STOCKS (99.2%)

                                                                      VALUE
                 SEPTEMBER 30, 2002                     SHARES       (000)+
---------------------------------------------------------------------------
BASIC RESOURCES (3.3%)
Air Products & Chemicals, Inc.                          59,400   $    2,495
Engelhard Corp.                                         60,500        1,442
International Paper Co.                                 49,700        1,660
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,597
---------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (7.5%)
Adolph Coors Co., Class B                               15,300          862
Anheuser-Busch Cos., Inc.                               13,800          698
Avon Products, Inc.                                     40,700        1,876
Coca-Cola Enterprises, Inc.                             49,000        1,041
Coca-Cola Co.                                          109,800        5,266
Gillette Co.                                            37,300        1,104
Proctor & Gamble Co.                                    22,400        2,002
---------------------------------------------------------------------------
GROUP TOTAL                                                          12,849
---------------------------------------------------------------------------
CONSUMER DURABLES (1.6%)
Delphi Corp.                                           102,800          879
(a)Ford Motor Co.                                       73,400          719
(a)General Motors Corp.                                 10,500          409
Masco Corp.                                             41,800          817
---------------------------------------------------------------------------
GROUP TOTAL                                                           2,824
---------------------------------------------------------------------------
CONSUMER SERVICES (2.9%)
*AOL Time Warner, Inc.                                  53,300          624
*(a)International Game Technology                        9,900          684
*Park Place Entertainment Corp.                         66,900          532
*Viacom, Inc., Class B                                  60,300        2,445
Walt Disney Co.                                         47,900          725
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,010
---------------------------------------------------------------------------
ENERGY (10.2%)
Amerada Hess Corp.                                      18,500        1,256
*(a)Cooper Cameron Corp.                                44,900        1,875
(a)Devon Energy Corp.                                   23,700        1,144
ENSCO International, Inc.                               51,600        1,292
Exxon Mobil Corp.                                       90,300        2,881
Global SantaFe Corp.                                    27,800          621
Kerr McGee Corp.                                        29,800        1,294
*Nabors Industries, Inc.                                28,500          933
*Noble Corp.                                            52,900        1,640
Royal Dutch Petroleum Co.                               41,300        1,659
(a)TotalFinaElf S.A. ADR                                44,800        2,950
---------------------------------------------------------------------------
GROUP TOTAL                                                          17,545
---------------------------------------------------------------------------
FINANCIAL SERVICES (21.9%)
American Express Co.                                   115,600        3,604
American International Group, Inc.                      16,500          902
Bank of America Corp.                                   98,900        6,310

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
Chubb Corp.                                             10,100   $      554
Citigroup, Inc.                                        103,500        3,069
Comerica, Inc.                                          61,600        2,970
Fannie Mae                                              15,700          935
Freddie Mac                                             65,800        3,678
Hartford Financial Services Group, Inc.                  8,300          340
Lehman Brothers Holdings, Inc.                          20,400        1,001
MBNA Corp.                                             202,600        3,724
Mellon Financial Corp.                                  60,500        1,569
PNC Financial Services Group                            51,700        2,180
*(a)Principal Financial Group                           37,700          987
*Travelers Property Casualty Corp., Class A              4,514           60
*Travelers Property Casualty Corp., Class B              9,176          124
U.S. BanCorp.                                          197,000        3,660
Wells Fargo & Co.                                       44,200        2,129
---------------------------------------------------------------------------
GROUP TOTAL                                                          37,796
---------------------------------------------------------------------------
FOOD & TOBACCO (3.1%)
Philip Morris Cos., Inc.                                45,400        1,761
(a)Unilever N.V. ADR                                    60,000        3,567
---------------------------------------------------------------------------
GROUP TOTAL                                                           5,328
---------------------------------------------------------------------------
HEALTH CARE (13.9%)
Abbott Labs, Inc.                                       17,200          695
*Amgen, Inc.                                            32,900        1,372
*Boston Scientific Corp.                                59,000        1,862
Bristol-Myers Squibb Co.                                85,100        2,025
CIGNA Corp.                                              6,600          467
Eli Lilly & Co.                                         10,000          553
*Guidant Corp.                                          16,100          520
HCA, Inc.                                               16,900          805
*HEALTHSOUTH Corp.                                      52,900          220
Johnson & Johnson                                       50,000        2,704
Merck & Co., Inc.                                       66,200        3,026
Pfizer, Inc.                                           190,500        5,528
Pharmacia Corp.                                         61,000        2,372
Schering-Plough Corp.                                   17,600          375
Wyeth                                                   44,300        1,409
---------------------------------------------------------------------------
GROUP TOTAL                                                          23,933
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (9.3%)
Boeing Co.                                              46,900        1,601
Caterpillar, Inc.                                       20,800          774
Cooper Industries, Inc.                                 27,600          838
General Electric Co.                                   229,300        5,652
Honeywell International, Inc.                           97,100        2,103
(a)Northrop Grumman Corp.                                7,400          918

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                               5

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (CONT'D)
Tyco International Group S.A.                          124,300   $    1,752
United Technologies Corp.                               41,100        2,322
---------------------------------------------------------------------------
GROUP TOTAL                                                          15,960
---------------------------------------------------------------------------
RETAIL (7.8%)
Circuit City Stores, Inc.                              145,400        2,203
CVS Corp.                                               23,600          598
Home Depot, Inc.                                        62,200        1,623
*Kohl's Corp.                                           18,500        1,125
*Kroger Co.                                             57,700          814
(a)Limited Brands, Inc.                                 73,000        1,047
McDonald's Corp.                                        58,100        1,026
Wal-Mart Stores, Inc.                                  103,200        5,081
---------------------------------------------------------------------------
GROUP TOTAL                                                          13,517
---------------------------------------------------------------------------
TECHNOLOGY (12.5%)
*Analog Devices, Inc.                                   76,700        1,511
*(a)Brocade Communications Systems, Inc.                52,100          392
*Cisco Systems, Inc.                                    97,600        1,023
*Dell Computer Corp.                                    25,900          609
Electronic Data Systems Corp.                           18,000          252
Hewlett-Packard Co.                                    196,200        2,290
Intel Corp.                                             36,000          500
International Business Machines Corp.                    6,000          350
*Maxim Integrated Products, Inc.                        39,200          971
*Microsoft Corp.                                       169,200        7,392
Monsanto Co.                                             9,688          148
Motorola, Inc.                                         336,400        3,425
*Oracle Corp.                                          108,200          851
*Qualcomm, Inc.                                         17,600          486
*Siebel Systems, Inc.                                   39,500          227
*(a)Sun Microsystems, Inc.                             201,100          521
*Taiwan Semiconductor Manufacturing Co., Ltd. ADR       82,590          524
---------------------------------------------------------------------------
GROUP TOTAL                                                          21,472
---------------------------------------------------------------------------
UTILITIES (5.2%)
AT&T Corp.                                             157,500        1,892
Duke Energy Corp.                                       36,900          721
Exelon Corp.                                            56,500        2,684
SBC Communications, Inc.                                52,400        1,053
*(a)Sprint Corp. (PCS Group)                           177,100          347
Verizon Communications, Inc.                            83,000        2,278
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,975
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $192,485)                                 170,806
---------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)       (000)+
---------------------------------------------------------------------------
CASH EQUIVALENTS (7.7%)
---------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.7%)
Banco Bilbao Viz Argentaria, NY, 1.86%, 4/24/03        $   747   $      747
Bank of Nova Scotia, NY, 2.51%, 2/04/03                    535          535
Credit Suisse First Boston USA, Inc., 2.28%, 11/25/02      288          288
Deutsche Bank Securities, Inc., 1.98%, 10/01/02          2,403        2,403
Federal National Mortgage Association, 1.88%,
 12/06/02                                                  143          143
Federal National Mortgage Association, 1.90%,
 10/04/02                                                  265          265
Lloyds Bank plc London, 2.36%, 2/24/03                     267          267
National City Bank Cleveland, 1.86%, 11/07/02              534          534
National City Bank Cleveland, 2.04%, 10/23/02              182          182
Union Bank of Switzerland Warburg LLC, 1.98%,
 10/01/02                                                4,443        4,443
---------------------------------------------------------------------------
GROUP TOTAL                                                           9,807
---------------------------------------------------------------------------

                                                        SHARES
                                                       -------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (1.1%)
AIM S.T. Investment Co.                                267,000          267
Harris Insight Money Market Fund                       427,000          427
Merrimac Cash Series Fund                              427,000          427
One Group Institutional Prime Money Market Fund        427,000          427
Reserve Primary Fund                                   427,000          427
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,975
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       -------
REPURCHASE AGREEMENT (0.9%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02                                           $ 1,585        1,585
---------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $13,367)                                13,367
---------------------------------------------------------------------------
TOTAL INVESTMENTS (106.9%) (Cost $205,852)                          184,173
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

6

                                                                      VALUE
                                                                     (000)+
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.9%)
Cash                                                             $       15
Receivable for Investments Sold                                       2,303
Dividends Receivable                                                    300
Receivable for Fund Shares Sold                                          83
Other Assets                                                              4
Collateral on Securities Loaned, at Value                           (11,782)
Payable for Investments Purchased                                    (2,219)
Payable for Investment Advisory Fees                                   (259)
Payable for Fund Shares Redeemed                                       (125)
Payable for Trustees' Fees and Expenses                                 (77)
Payable for Administration Fees                                         (29)
Other Liabilities                                                       (88)
                                                                 ----------
                                                                    (11,874)
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $  172,299
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 23,899,519 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $  171,698
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     7.18
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 83,835 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $      601
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     7.17
---------------------------------------------------------------------------

                                                                      VALUE
                                                                     (000)+
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-In Capital                                                  $  318,796
Undistributed Net Investment Income (Loss)                              646
Undistributed Realized Net Gain (Loss)                             (125,464)
Unrealized Appreciation (Depreciation) on Investment
 Securities                                                         (21,679)
---------------------------------------------------------------------------
NET ASSETS                                                       $  172,299
---------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt
(a)  All or a portion of security on loan at September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                               7

Portfolio Overview (Unaudited)

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. We seek long term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. We believe we may deliver strong long-term results by investing in companies exhibiting superior growth prospects, accelerating returns on invested capital, sustainable competitive advantages, and experienced and incentivized management teams. We focus primarily on bottom-up fundamental analysis. We closely track companies' earnings quality through detailed financial modeling to confirm that reported results accurately reflect the underlying economics and trends in the business. In addition, we utilize our extensive network of industry contacts and access to management teams to monitor changes in the competitive positions of the companies in the Portfolio.

Fiscal 2002 was a volatile and challenging period for domestic equity investors in general and growth investors in particular. During the period, the Portfolio returned -21.28%, versus -15.50% for the Russell Midcap Growth Index. The first quarter of the fiscal year was marked by surprising strength in the equity markets, as investors seemed to discount a rapid and strong economic recovery for calendar 2002. While the economic picture did improve during the period, the pace of recovery was more muted than many had hoped. In addition, questions about the integrity and quality of reported earnings, as well as about corporate governance in general, had a highly detrimental impact on investor confidence. A number of headline incidents of accounting irregularities and outright fraud had a tremendous spillover effect, as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. Weakness in the equity markets negatively impacted the capital markets and the overall capital spending environment, which further clouded the economic outlook.

There were pockets of good news during the period, such as resilience in consumer spending and the housing market, a very low interest rate environment which prompted huge numbers of homeowners to refinance their mortgages, and announcements of corporate stock buyback plans. Nevertheless, equity valuations fell significantly during the latter part of the reporting period, even in a number of areas once considered safe havens. This weakness generally reflected investors' concerns about the tenuous economic recovery, uncertain prospects for corporate earnings, and the potential for U.S. military action in Iraq.

The Portfolio's relative underperformance during the period was driven by both stock selection and sector allocation. Technology had the largest negative impact, primarily due to stock selection. Weakness was widespread within the sector, and the Portfolio was hurt by a number of its storage, software, and semiconductor-related holdings. The Portfolio's utilities holdings also had a detrimental effect on performance. Utilities was the worst-performing sector within the benchmark, reflecting gloom in the independent power producers, energy traders, and telecom service providers. Although our stock selection was much better than the benchmark, the Portfolio was hurt by its overweight to the sector, particularly its wireless service provider holdings. Performance was also hurt by stock selection within financial services, and underweights in consumer staples, materials & processing, and energy. Stock selection was strong within producer durables, due to holdings in defense and agricultural equipment, and consumer staples. Performance also benefited from an overweight in consumer discretionary and an underweight in health care.

At the start of the fiscal year, the Portfolio had a modest tilt toward more aggressive growth stocks, and following the strong 4th quarter of calendar 2001, we began to reposition the Portfolio to increase emphasis on more stable growth holdings. The technology weighting was reduced, especially within telecom and semiconductor-related companies, and exposure to consumer discretionary was increased, particularly within gaming, specialty retail, and restaurants. We also reduced the Portfolio's weightings in health care services, defense, and utilities. Other areas that were increased include energy and biotechnology. In general, the Portfolio attempted to own companies with solid free cash flow characteristics and strong business visibility and/or momentum.

We continue to monitor market, sector, industry, and company-specific developments. In our view, geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business, undermining a recovery. Additionally, the preannouncement season has shaken confidence about the much-needed earnings and profit recovery. The Portfolio continues to be invested in a mix of lower beta and cyclical growth stocks, and we remain committed to our process of intense bottom-up fundamental research.

8

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/2002*
---------------------------------------------------------------
MID CAP GROWTH
-------------------------------

                       Institutional   Adviser   Russell Midcap   S&P 400 MidCap
                            (1)          (3)      Growth Index        Index
------------------------------------------------------------------------------------
One Year                  (21.28%)     (21.52%)     (15.50%)          (4.68%)
------------------------------------------------------------------------------------
Five Years                  0.32%        0.08%       (4.06%)           5.39%
------------------------------------------------------------------------------------
Ten Years                  10.98%           --        6.95%           12.57%
------------------------------------------------------------------------------------
Since Inception(3)             --        4.53%       (0.34%)           9.17%
------------------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell Midcap Growth Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/31/97.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 400 MIDCAP INDEX, TO THE RUSSELL MIDCAP GROWTH INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

2002 ANNUAL REPORT
September 30, 2002
                                                                               9

Statement of Net Assets

MID CAP GROWTH PORTFOLIO
COMMON STOCKS (99.5%)

                                                                       VALUE
SEPTEMBER 30, 2002                                     SHARES         (000)+
----------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
ArvinMeritor, Inc.                                    360,250   $      6,737
C.H. Robinson Worldwide, Inc.                         168,300          4,529
Expeditors International of Washington, Inc.          117,125          3,272
----------------------------------------------------------------------------
GROUP TOTAL                                                           14,538
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (33.9%)
*Abercrombie & Fitch Co., Class A                     508,925         10,011
Alberto-Culver Co.                                     55,650          2,729
*Apollo Group, Inc., Class A                          113,150          4,925
*AutoZone, Inc.                                        75,100          5,922
*BJ's Wholesale Club, Inc.                            304,150          5,782
*Career Education Corp.                               208,600         10,014
CBRL Group, Inc.                                      285,000          6,504
*CDW Computer Center, Inc.                             94,180          3,989
*ChoicePoint, Inc.                                    218,733          7,796
*Coach, Inc.                                          312,000          7,987
Dollar General Corp.                                  864,125         11,597
*Dollar Tree Stores, Inc.                             280,100          6,173
*Electronic Arts, Inc.                                238,150         15,708
*GTECH Holdings Corp.                               1,059,125         26,287
*International Game Technology                        124,700          8,622
*Iron Mountain, Inc.                                  348,250          8,703
*Jack in the Box, Inc.                                169,875          3,873
*Lamar Advertising Co.                                235,475          7,147
Limited Brands, Inc.                                  573,625          8,226
*Michaels Stores, Inc.                                187,425          8,565
*Park Place Entertainment Corp.                       493,900          3,927
*Radio One, Inc.                                      759,175         12,519
*Robert Half International, Inc.                      183,400          2,911
Ross Stores, Inc.                                     232,575          8,289
Starwood Hotels & Resorts Worldwide, Inc.             728,200         16,239
*Univision Communications, Inc., Class A              516,475         11,776
*USA Interactive, Inc.                                447,800          8,678
*Weight Watchers International, Inc.                  240,375         10,423
Wendy's International, Inc.                           268,025          8,874
*Westwood One, Inc.                                   396,175         14,163
*Williams Sonoma, Inc.                                 93,450          2,208
*Yum! Brands, Inc.                                    343,675          9,523
----------------------------------------------------------------------------
GROUP TOTAL                                                          280,090
----------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
Hershey Foods Corp.                                   114,700          7,117
Loews Corp. -- Carolina Group                         188,725          3,550
----------------------------------------------------------------------------
GROUP TOTAL                                                           10,667
----------------------------------------------------------------------------
FINANCIAL SERVICES (7.9%)
*Affiliated Managers Group, Inc.                      121,600          5,425
Charter One Financial, Inc.                           159,863          4,751

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
*Concord EFS, Inc.                                    204,800   $      3,252
Everest Re Group Ltd.                                 141,300          7,752
H&R Block, Inc.                                       145,775          6,124
Lehman Brothers Holdings, Inc.                         80,850          3,966
Moody's Corp.                                         415,800         20,166
SLM Corp.                                              47,850          4,457
*Willis Group Holdings, Ltd.                          274,000          9,176
----------------------------------------------------------------------------
GROUP TOTAL                                                           65,069
----------------------------------------------------------------------------
HEALTH CARE (23.8%)
Allergan, Inc.                                        122,800          6,680
AmerisourceBergen Corp.                               161,225         11,515
*Anthem, Inc.                                         117,725          7,652
Becton Dickinson & Co.                                149,600          4,249
*Biogen, Inc.                                         299,850          8,777
*Biovail Corp.                                         91,950          2,270
*Caremark Rx, Inc.                                    586,275          9,967
*Celgene Corp.                                        213,975          3,603
*Cephalon, Inc.                                        85,550          3,492
*Genzyme Corp. -- General Division                    202,250          4,168
*Gilead Sciences, Inc.                                392,600         13,164
*Idec Pharmaceuticals Corp.                           284,500         11,812
*InterMune, Inc.                                      102,700          3,371
*Laboratory Corp. of America Holdings                 150,300          5,077
*Lincare Holdings, Inc.                               357,650         11,101
*MedImmune, Inc.                                      186,675          3,896
*Millennium Pharmaceuticals, Inc.                     229,950          2,143
*NPS Pharmaceuticals, Inc.                            132,225          2,720
*Scios, Inc.                                          154,680          3,937
*Shire Pharmaceuticals plc ADR                        337,000          8,347
*St. Jude Medical, Inc.                               245,075          8,749
*Stericycle, Inc.                                     279,925          9,495
*Transkaryotic Therapies, Inc.                        129,775          4,233
*Triad Hospitals, Inc.                                236,300          8,968
*Trimeris, Inc.                                        95,400          4,238
*Varian Medical Systems, Inc.                         356,500         15,326
*Wellpoint Health Networks, Inc.                       66,950          4,907
*Zimmer Holdings, Inc.                                318,600         12,215
----------------------------------------------------------------------------
GROUP TOTAL                                                          196,072
----------------------------------------------------------------------------
MATERIALS & PROCESSING (2.4%)
Ecolab, Inc.                                          185,050          7,722
*Mohawk Industries, Inc.                              142,688          7,085
Sigma-Aldrich Corp.                                    97,025          4,780
----------------------------------------------------------------------------
GROUP TOTAL                                                           19,587
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

10

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
OTHER ENERGY (7.0%)
Baker Hughes, Inc.                                    207,650   $      6,028
*BJ Services Co.                                      311,050          8,087
GlobalSantaFe Corp.                                   471,300         10,534
*Noble Corp.                                          284,000          8,804
*Pioneer Natural Resources Co.                        557,025         13,508
*Weatherford International Ltd.                       300,425         11,158
----------------------------------------------------------------------------
GROUP TOTAL                                                           58,119
----------------------------------------------------------------------------
PRODUCER DURABLES (5.4%)
*Agco Corp.                                           539,475         12,516
*Alliant Techsystems, Inc.                             55,750          3,861
*KLA-Tencor Corp.                                     106,050          2,963
Lennar Corp.                                          298,450         16,647
Molex, Inc.                                            63,650          1,497
*Novellus Systems, Inc.                                74,150          1,543
*RF Micro Devices, Inc.                               351,725          2,110
Rockwell Collins Corp.                                174,750          3,834
----------------------------------------------------------------------------
GROUP TOTAL                                                           44,971
----------------------------------------------------------------------------
TECHNOLOGY (14.9%)
Adobe Systems, Inc.                                   287,225          5,486
*Advanced Fibre Communications, Inc.                  200,525          2,661
*Affiliated Computer Services, Inc., Class A          143,500          6,106
*Amphenol Corp., Class A                               52,275          1,620
*BEA Systems, Inc.                                    583,200          3,021
*Bisys Group, Inc. (The)                              162,300          2,712
*BMC Software, Inc.                                   221,775          2,898
*Broadcom Corp., Class A                              110,525          1,180
*Brocade Communications Systems, Inc.                 277,125          2,087
*Cadence Design Systems, Inc.                         167,750          1,706
*Celestica, Inc.                                       47,375            621
*Cypress Semiconductor Corp.                          175,425          1,151
*Emulex Corp.                                          73,450            827
*Fairchild Semiconductor International Corp.,
 Class A                                              212,650          2,014
*Foundry Networks, Inc.                               139,250            763
Harris Corp.                                          144,425          4,837
*Integrated Device Technology, Inc.                   156,025          1,629
*Intersil Corp., Class A                              175,225          2,271
*Intuit, Inc.                                         269,275         12,260
*Jabil Circuit, Inc.                                  151,925          2,245
*L-3 Communications Holdings, Inc.                     84,250          4,440
*Lexmark International, Inc., Class A                 116,075          5,455
*Marvell Technology Group Ltd.                         71,300          1,130
*Mercury Interactive Corp.                            197,100          3,382
*Microchip Technology, Inc.                           296,300          6,059
*NetIQ Corp.                                           75,300          1,092

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
*Network Appliance, Inc.                              271,500   $      1,990
*Network Associates, Inc.                             135,475          1,440
*Peoplesoft, Inc.                                     386,750          4,784
*QLogic Corp.                                         145,125          3,779
*Rational Software Corp.                              355,700          1,537
*Siebel Systems, Inc.                                 537,675          3,092
*Skyworks Solutions, Inc.                             175,200            794
*SunGard Data Systems, Inc.                           326,575          6,352
*Symantec Corp.                                       182,725          6,152
*Synopsys, Inc.                                        40,650          1,551
*Tibco Software, Inc.                                 304,700          1,143
*VERITAS Software Corp.                               521,325          7,669
*Xilinx, Inc.                                         176,450          2,795
----------------------------------------------------------------------------
GROUP TOTAL                                                          122,731
----------------------------------------------------------------------------
UTILITIES (1.1%)
*Nextel Communications, Inc., Class A               1,192,075          9,000
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $886,800)                                  820,844
----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENTS (4.0%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.0%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/01/02 (Cost $33,280)               $  33,280         33,280
----------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%) (Cost $920,080)                           854,124
----------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-3.5%)
Cash                                                                      63
Receivable for Investments Sold                                       15,135
Receivable for Fund Shares Sold                                          845
Dividends Receivable                                                     121
Interest Receivable                                                        2
Other Assets                                                              17
Payable for Fund Shares Redeemed                                     (28,924)
Payable for Investments Purchased                                    (14,736)
Payable for Investment Advisory Fees                                  (1,226)
Payable for Trustees' Fees and Expenses                                  (97)
Payable for Distribution Fees -- Adviser Class                           (85)
Payable for Administration Fees                                          (82)
Other Liabilities                                                       (173)
                                                                ------------
                                                                     (29,140)
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    824,984
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              11

                                                                   VALUE
                                                                   (000)+
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 37,660,558 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    438,778
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      11.65
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 33,716,068 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    386,206
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      11.45
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  2,262,245
 Undistributed Net Investment Income (Loss)                              (52)
 Undistributed Realized Net Gain (Loss)                           (1,371,253)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                        (65,956)
----------------------------------------------------------------------------
NET ASSETS                                                      $    824,984
----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

12

Portfolio Overview (Unaudited)

MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Morgan Stanley Investment Management's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The Advisor generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness.

The past twelve months were a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, declined over 4%. A slowing U.S. economy and disappointing corporate earnings, and accounting irregularities plagued equity markets during the period. Although, absolute returns were disappointing for the mid-cap segment of the market, mid-cap stocks outperformed both small- and large-cap stocks during the past twelve months. Additionally, value stocks significantly outperformed growth stocks led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months, the Portfolio returned -20.09% versus -4.68% for the S&P MidCap 400 Index. This year's disappointing performance was primarily due to selected holdings within consumer services, technology, and energy. Within consumer services and technology two of the Portfolio's holdings underperformed significantly due to fraudulent accounting practices. Within energy, the Portfolio's exposure to energy merchants dampened performance since the stocks underperformed due to the fall out from Enron coupled with concerns regarding the companies balance sheet liquidity in the wake of declining electricity prices. Positive contributors to performance included stock selection within health care and basic resources.

During the period sector allocations modestly detracted from performance. An overweight in consumer services added to results as did an underweight in telephone services. A modest overweight in technology, approximately 1%, dampened returns since the sector was among the worst performers for the period.

In this difficult market environment we are avoiding highly leveraged companies with the real or perceived need to raise capital at exorbitant spreads or sell assets at depressed prices. We are investing in companies that are trading at, what we believe to be attractive valuations and have substantial cash balances and/or strong cash flow generation with moderate debt burdens. Moreover, we are targeting companies and industries with brand recognition, high barriers to entry, and proven management teams.

Our outlook remains cautious. The timing and strength of a profit recovery remains uncertain in light of ample capacity and a weak global economy. Low interest rates, modest wage gains, and recent tax cuts have supported strong consumer spending but sustainability is questionable. Overall, we believe current economic indicators suggest the recovery will be gradual and anemic. Our performance this year has been exceptionally disappointing. We remain committed to our process. We are buying attractively valued companies with fundamentally strong business models.

2002 ANNUAL REPORT
September 30, 2002
                                                                              13

[GROWTH GRAPH]
**Minimum Investment

The performance of the Investment and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/2002*
---------------------------------------------------------------
MID CAP VALUE
-------------------------------------------------

                       Institutional   Investment   Adviser      S&P 400
                            (1)           (2)         (3)      MidCap Index
-------------------------------------------------------------------------------
One Year                  (20.09%)       (20.20%)   (20.33%)       (4.68%)
-------------------------------------------------------------------------------
Five Years                 (0.36%)        (0.52%)        --         5.39%
-------------------------------------------------------------------------------
Since Inception(1)         13.16%             --         --        13.46%
-------------------------------------------------------------------------------
Since Inception(2)             --          8.15%         --        10.20%
-------------------------------------------------------------------------------
Since Inception(3)             --             --     (3.34%)        3.16%
-------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 400 MidCap Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Mid Cap Value Portfolio commenced operations on 12/30/94.

(2)Represents an investment in the Investment Class which commenced operations on 5/10/96.

(3)Represents an investment in the Adviser Class which commenced operations on 7/17/98.

TOTAL RETURNS ARE NET OF ALL FEES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

14

Statement of Net Assets

MID CAP VALUE PORTFOLIO
COMMON STOCKS (98.9%)

                                                                       VALUE
SEPTEMBER 30, 2002                                     SHARES         (000)+
----------------------------------------------------------------------------
BASIC RESOURCES (4.2%)
*AK Steel Holding Corp.                               296,400   $      2,167
Bowater, Inc.                                         159,800          5,641
Cabot Corp.                                           167,700          3,522
Eastman Chemical Co.                                   31,600          1,206
*GrafTech International Ltd.                           73,400            532
Harsco Corp.                                           65,100          1,770
Longview Fibre Co.                                     14,500            101
*Packaging Corp. of America                           227,500          3,983
*Pactiv Corp.                                         276,300          4,545
Pall Corp.                                            219,700          3,469
RPM, Inc.                                             268,600          3,776
Temple-Inland, Inc.                                    51,200          1,978
*W.R. Grace & Co.                                     526,800            843
----------------------------------------------------------------------------
GROUP TOTAL                                                           33,533
----------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (1.5%)
Coca-Cola Enterprises, Inc.                           159,900          3,396
Dial Corp. (The)                                       93,200          2,000
International Flavors & Fragrances, Inc.              141,000          4,491
Pepsi Bottling Group, Inc.                            114,400          2,677
----------------------------------------------------------------------------
GROUP TOTAL                                                           12,564
----------------------------------------------------------------------------
CONSUMER DURABLES (3.2%)
*Activision, Inc.                                      66,000          1,579
Hasbro, Inc.                                          609,700          6,786
*Lear Corp.                                            70,700          2,945
Lennar Corp.                                           19,000          1,060
Ryland Group, Inc.                                     55,900          2,078
*SPX Corp.                                             76,400          7,709
Stanley Works (The)                                   115,100          3,760
----------------------------------------------------------------------------
GROUP TOTAL                                                           25,917
----------------------------------------------------------------------------
CONSUMER SERVICES (9.6%)
*Adelphia Communications Corp., Class A             1,020,200            133
*Aramark Corp., Class B                               284,200          5,968
*Bally Total Fitness Holding Corp.                    798,600          7,914
*DoubleClick, Inc.                                    410,300          2,109
Fortune Brands, Inc.                                   53,900          2,549
*GTECH Holdings Corp.                                 429,100         10,650
Media General, Inc., Class A                           26,100          1,327
*Metro-Goldwyn-Mayer, Inc.                            331,300          3,959
*Park Place Entertainment Corp.                       958,800          7,623
Readers Digest Association, Inc., Class A             573,400          8,974
*Scholastic Corp.                                      90,900          4,061
*Valassis Communications, Inc.                        622,350         21,826
----------------------------------------------------------------------------
GROUP TOTAL                                                           77,093
----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
ENERGY (6.8%)
*Cooper Cameron Corp.                                 120,600   $      5,036
Dynegy, Inc., Class A                               1,290,900          1,497
Equitable Resources, Inc.                             178,800          6,178
Global SantaFe Corp.                                  501,995         11,220
Murphy Oil Corp.                                       17,700          1,453
*Noble Corp.                                          240,800          7,465
Ocean Energy, Inc.                                    191,800          3,826
*Precision Drilling Corp.                             104,800          3,155
*Pride International, Inc.                            206,100          2,679
*Weatherford International Ltd.                       107,900          4,007
XTO Energy, Inc.                                      399,050          8,224
----------------------------------------------------------------------------
GROUP TOTAL                                                           54,740
----------------------------------------------------------------------------
FINANCIAL SERVICES (18.8%)
Ace Ltd.                                               85,900          2,544
*Affiliated Managers Group, Inc.                       47,900          2,137
Allmerica Financial Corp.                             437,700          5,252
American Financial Group, Inc.                        201,500          4,639
AmeriCredit Corp.                                     160,700          1,297
Arthur J. Gallagher & Co.                              70,800          1,745
Banknorth Group, Inc.                                 112,000          2,660
Charter One Financial, Inc.                           165,417          4,916
Comerica, Inc.                                        104,800          5,053
Compass Bancshares, Inc.                              213,200          6,317
Cullen/Frost Bankers, Inc.                            131,700          4,498
Downey Financial Corp.                                 53,600          1,836
*E*TRADE Group, Inc.                                  441,400          1,964
Everest Re Group Ltd.                                 210,600         11,554
First Tennessee National Corp.                         70,600          2,448
Franklin Resources, Inc.                              128,600          3,999
GATX Corp.                                            146,000          2,891
Golden State Bancorp, Inc.                             90,900          2,938
Hartford Financial Services Group, Inc.                95,800          3,928
Hibernia Corp., Class A                               171,600          3,430
Lehman Brothers Holdings, Inc.                        120,700          5,920
M & T Bank Corp.                                       55,900          4,405
Marshall & Ilsley Corp.                                99,800          2,783
MBIA, Inc.                                             36,650          1,464
Mellon Financial Corp.                                506,000         13,121
Mercantile Bankshares Corp.                            92,400          3,527
Metlife, Inc.                                         103,200          2,349
Metris Cos., Inc.                                     108,100            250
National Commerce Financial Corp.                     238,600          5,977
Old Republic International Corp.                      225,100          6,388
PMI Group (The), Inc.                                 129,500          3,524
Provident Financial Group, Inc.                        49,800          1,249

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              15

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Prudential Financial, Inc.                             94,200   $      2,690
Safeco Corp.                                          114,000          3,623
SEI Investments Co.                                   130,900          3,126
SouthTrust Corp.                                      174,400          4,229
Sovereign Bancorp, Inc.                                93,300          1,204
Waddell & Reed Financial, Inc.                         59,000          1,042
Zions Bancorp                                         191,600          8,340
----------------------------------------------------------------------------
GROUP TOTAL                                                          151,257
----------------------------------------------------------------------------
FOOD & TOBACCO (2.3%)
H.J. Heinz Co.                                        109,500          3,654
Loews Corp. -- Carolina Group                         287,600          5,410
R.J. Reynolds Tobacco Holdings, Inc.                   51,400          2,072
Sara Lee Corp.                                        194,900          3,565
*Smithfield Foods, Inc.                               151,500          2,379
Tyson Foods, Inc., Class A                            150,477          1,750
----------------------------------------------------------------------------
GROUP TOTAL                                                           18,830
----------------------------------------------------------------------------
HEALTH CARE (18.9%)
*Anthem, Inc.                                         140,700          9,146
*Apria Healthcare Group, Inc.                         191,600          4,514
Beckman Coulter, Inc.                                 117,700          4,555
*Caremark Rx, Inc.                                    862,200         14,657
*Cephalon, Inc.                                       250,000         10,205
*Covance, Inc.                                        200,000          3,914
*CV Therapeutics, Inc.                                 87,400          1,828
*Gilead Sciences, Inc.                                385,400         12,922
*Health Net, Inc., Class A                            129,500          2,778
*ICOS Corp.                                           148,300          3,110
*Idec Pharmaceuticals Corp.                           238,000          9,882
*InterMune, Inc.                                      205,500          6,745
*Isis Pharmaceuticals, Inc.                           433,500          4,274
*Laboratory Corp. of America Holdings                 186,800          6,310
*LifePoint Hospitals, Inc.                            185,600          5,788
*Protein Design Labs, Inc.                            203,200          1,687
*Quest Diagnostics, Inc.                              123,800          7,617
*Scios, Inc.                                          295,700          7,526
*St. Jude Medical, Inc.                               252,000          8,996
*Steris Corp.                                         328,700          8,188
*Telik, Inc.                                          310,900          3,849
*Transkaryotic Therapies, Inc.                         79,000          2,577
*Universal Health Services, Inc., Class B             106,900          5,468
*Varian Medical Systems, Inc.                          88,100          3,787
*Vertex Pharmaceuticals, Inc.                         121,600          2,248
----------------------------------------------------------------------------
GROUP TOTAL                                                          152,571
----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (8.0%)
*Allied Waste Industries, Inc.                        480,900   $      3,535
*Bisys Group, Inc. (The)                              181,300          3,030
CNF, Inc.                                              74,600          2,342
*Concord EFS, Inc.                                    526,100          8,354
Cooper Industries, Inc.                               174,400          5,293
*Flowserve Corp.                                       66,100            661
Goodrich Corp.                                        208,500          3,936
Kennametal, Inc.                                       74,800          2,403
Martin Marietta Materials, Inc.                        97,300          3,169
*Navistar International Corp.                         304,900          6,610
Parker-Hannifin Corp.                                 143,500          5,483
Pentair, Inc.                                          47,700          1,773
Raytheon Co.                                          115,400          3,381
*Swift Transportation Co., Inc.                       225,300          3,515
Teleflex, Inc.                                          6,200            283
*Thermo Electron Corp.                                144,400          2,329
*Titan Corp.                                          784,100          7,527
*United Rentals, Inc.                                 101,200            854
----------------------------------------------------------------------------
GROUP TOTAL                                                           64,478
----------------------------------------------------------------------------
RETAIL (6.3%)
*Abercrombie & Fitch Co., Class A                     201,400          3,962
*Barnes & Noble, Inc.                                 260,800          5,518
*BJ's Wholesale Club, Inc.                            319,200          6,068
*Borders Group, Inc.                                  249,800          3,947
CBRL Group, Inc.                                       69,400          1,584
Circuit City Stores, Inc.                             346,200          5,245
Dollar General Corp.                                  402,400          5,400
*Foot Locker, Inc.                                    498,700          4,982
*Kroger Co.                                           239,800          3,381
*Linens 'N Things, Inc.                               203,300          3,735
Ross Stores, Inc.                                      79,600          2,837
*Toys 'R' Us, Inc.                                    238,300          2,426
*Williams Sonoma, Inc.                                 62,400          1,474
----------------------------------------------------------------------------
GROUP TOTAL                                                           50,559
----------------------------------------------------------------------------
TECHNOLOGY (11.8%)
*3Com Corp.                                           238,300            939
*Affiliated Computer Services, Inc., Class A          139,000          5,914
*Amkor Technology, Inc.                               108,900            259
*Apple Computer, Inc.                                 313,800          4,550
*Atmel Corp.                                          809,200            858
Avnet, Inc.                                           358,300          3,866
*Conexant Systems, Inc.                               238,100            264
*DST Systems, Inc.                                    396,600         11,688
*Emulex Corp.                                         182,200          2,052
*Fairchild Semiconductor International Corp.,
 Class A                                              273,300          2,588

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

16

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Integrated Device Technology, Inc.                   784,500   $      8,190
*Intersil Corp., Class A                              323,900          4,198
*Legato Systems, Inc.                                 421,700          1,163
*Microchip Technology, Inc.                           170,900          3,495
*Micron Technology, Inc.                              163,300          2,020
*Network Associates, Inc.                              86,100            915
*Openwave Systems, Inc.                                77,100             48
*Peoplesoft, Inc.                                     685,000          8,474
*Peregrine Systems, Inc.                            3,503,300            219
*Polycom, Inc.                                        216,200          1,468
*Powerwave Technologies, Inc.                         121,900            413
*Rational Software Corp.                              874,700          3,779
*RF Micro Devices, Inc.                               153,900            923
*Siebel Systems, Inc.                                 893,200          5,136
*Skyworks Solutions, Inc.                             582,786          2,640
*Solectron Corp.                                    1,117,400          2,358
*Stratex Networks, Inc.                               188,400            241
*SunGard Data Systems, Inc.                            87,800          1,708
*Surebeam Corp., Class A                              585,147          1,053
*Tech Data Corp.                                      136,000          3,590
*Teradyne, Inc.                                       231,700          2,224
*Veritas Software Corp.                               526,600          7,746
----------------------------------------------------------------------------
GROUP TOTAL                                                           94,979
----------------------------------------------------------------------------
UTILITIES (7.5%)
Ameren Corp.                                          158,700          6,610
Black Hills Corp.                                       9,600            251
*Calpine Corp.                                      3,926,700          9,699
Consolidated Edison, Inc.                              72,800          2,928
DQE, Inc.                                             210,800          3,162
Edison International                                  536,100          5,361
Energy East Corp.                                     105,400          2,088
Exelon Corp.                                          121,100          5,752
*Kinder Morgan Management LLC                         380,042         11,306
*PG&E Corp.                                           374,300          4,215
Pinnacle West Capital Corp.                            27,000            750
PPL Corp.                                             174,400          5,675
Reliant Resources, Inc.                               342,900            600
Sempra Energy Corp.                                    95,200          1,871
----------------------------------------------------------------------------
GROUP TOTAL                                                           60,268
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,017,861)                                796,789
----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT          VALUE
                                                        (000)         (000)+
----------------------------------------------------------------------------
CASH EQUIVALENTS (2.3%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.3%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/1/02 (Cost $18,389)               $   18,389   $     18,389
----------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (Cost $1,036,250)                         815,178
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)
Cash                                                            $         66
Receivable for Investments Sold                                       14,500
Receivable for Fund Shares Sold                                        1,266
Dividends Receivable                                                     638
Interest Receivable                                                        1
Other Assets                                                              17
Payable for Investments Purchased                                   (13,417)
Payable for Fund Shares Redeemed                                    (10,891)
Payable for Investment Advisory Fees                                 (1,816)
Payable for Administration Fees                                        (100)
Payable for Trustees' Fees and Expenses                                 (81)
Payable for Distribution Fees -- Adviser Class                          (24)
Payable for Shareholder Servicing
 Fees -- Investment Class                                                (4)
Other Liabilities                                                      (173)
                                                                ------------
                                                                    (10,018)
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    805,160
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 49,825,358 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    672,507
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.50
----------------------------------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 2,464,760 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     33,100
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.43
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              17

                                                                   VALUE
                                                                   (000)+
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 7,404,751 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     99,553
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      13.44
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  1,296,930
 Undistributed Net Investment Income (Loss)                             (33)
 Undistributed Realized Net Gain (Loss)                            (270,665)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                      (221,072)
----------------------------------------------------------------------------
NET ASSETS                                                      $    805,160
----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

18

Portfolio Overview (Unaudited)

SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio seeks long-term capital growth. We seek long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. We believe we may deliver strong long-term results by investing in companies exhibiting superior growth prospects, accelerating returns on invested capital, high quality earnings, sustainable competitive advantages, and experienced and incentivized management teams. We focus primarily on bottom-up fundamental analysis. We closely track companies' earnings quality through detailed financial modeling to confirm that reported results accurately reflect the underlying economics and trends in the business. In addition, we utilize our extensive network of industry contacts and access to management teams to monitor changes in the competitive positions of the companies in the Portfolio.

Fiscal 2002 was a volatile and challenging period for domestic equity investors in general and growth investors in particular. During the period, the Portfolio returned -16.97%, versus -18.16% for the Russell 2000 Growth Index. The first quarter of the fiscal year was marked by surprising strength in the equity markets, as investors seemed to discount a rapid and strong economic recovery for calendar 2002. While the economic picture did improve during the period, the pace of recovery was more muted than many had hoped. In addition, questions about the integrity and quality of reported earnings, as well as about corporate governance in general, had a highly detrimental impact on investor confidence. A number of headline incidents of accounting irregularities and outright fraud had a tremendous spillover effect, as investors regarded with extreme suspicion companies whose accounting practices appeared to be even remotely questionable or complex. Weakness in the equity markets negatively impacted the capital markets and the overall capital spending environment, which further clouded the economic outlook.

There were pockets of good news during the period, such as resilience in consumer spending and the housing market, a very low interest rate environment which prompted huge numbers of homeowners to refinance their mortgages, and announcements of corporate stock buyback plans. Nevertheless, equity valuations fell significantly during the latter part of the reporting period, even in a number of areas once considered safe havens. This weakness generally reflected investors' concerns about the tenuous economic recovery, uncertain prospects for corporate earnings, and the potential for U.S. military action in Iraq.

The Portfolio's relative outperformance during the period was driven by stock selection, particularly within consumer discretionary, producer durables, and consumer staples. In particular, individual stocks in areas such as food & beverage, entertainment, gaming, education, homebuilding, and agricultural equipment contributed positively to performance. Stock selection was also strong within health care and energy. Stock selection within technology, financial services, and utilities (particularly telecom services) detracted somewhat from performance, as did an overweight in utilities (the worst-performing benchmark sector during the fiscal year) and an underweight in financial services (the best-performing sector).

At the start of the fiscal year, the Portfolio had a modest tilt toward more aggressive growth stocks, and following the strong 4th quarter of calendar 2001, we began to reposition the Portfolio to increase emphasis on more stable growth holdings. The technology weighting was reduced, especially within telecom and semiconductor-related companies, and exposure to consumer discretionary was increased, particularly within discount and specialty retail, restaurants, and business services. We also reduced the Portfolio's weightings in health care, primarily on the services side, and utilities. Other areas that were increased include energy, financial services, and biotechnology. In general, the Portfolio attempted to own companies with solid free cash flow characteristics and strong business visibility and/or momentum.

We continue to monitor market, sector, industry, and company-specific developments. In our view, geopolitical concerns and continued bad news around corporate management have caused a drag on both the consumer and business, undermining a recovery. Additionally, the recent preannouncement season has shaken confidence about the much-needed earnings and profit recovery. The Portfolio continues to be invested in a mix of lower beta and cyclical growth stocks, and we remain committed to our process of intense bottom-up fundamental research.

2002 ANNUAL REPORT
September 30, 2002
                                                                              19

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
SMALL CAP GROWTH
-------------------------------------

                       Institutional   Adviser    Russell 2000   Russell 2000
                            (1)          (3)      Growth Index      Index
---------------------------------------------------------------------------------
One Year                 (16.97%)      (17.15%)     (18.16%)        (9.30%)
---------------------------------------------------------------------------------
Since Inception(1)         22.57%            --     (10.38%)        (4.06%)
---------------------------------------------------------------------------------
Since Inception(3)             --      (27.63%)     (25.03%)       (13.42%)
---------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell 2000 Growth Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class. The Small Cap Growth Portfolio commenced operations on 6/30/98.

(3)Represents an investment in the Adviser Class which commenced operations on 1/11/01.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX, TO THE RUSSELL 2000 GROWTH INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

20

Statement of Net Assets

SMALL CAP GROWTH PORTFOLIO
COMMON STOCKS (97.6%)

                                                                      VALUE
SEPTEMBER 30, 2002                                      SHARES       (000)+
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.3%)
*Arkansas Best Corp.                                     7,650   $      219
ArvinMeritor, Inc.                                      36,500          683
*Pacer International, Inc.                              21,400          243
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,145
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY (30.3%)
*Abercrombie & Fitch Co., Class A                       41,950          825
*Activision, Inc.                                       30,100          720
*AFC Enterprises, Inc.                                  22,300          450
*AMN Healthcare Services, Inc.                          26,100          483
*Arbitron, Inc.                                         29,650        1,011
*BJ's Wholesale Club, Inc.                              31,875          606
*Career Education Corp.                                 26,600        1,277
CBRL Group, Inc.                                        20,150          460
Cedar Fair, L.P.                                        17,000          398
*Coach, Inc.                                            32,900          842
*Corporate Executive Board Co. (The)                    77,000        2,198
Fred's, Inc.                                            22,137          661
*Furniture Brands International, Inc.                   60,050        1,378
G & K Services, Inc., Class A                           14,050          476
*GTECH Holdings Corp.                                  138,500        3,438
*J. Jill Group, Inc.                                    54,025          941
*Jack in the Box, Inc.                                  17,750          405
*Kirkland's, Inc.                                       27,600          472
Media General, Inc., Class A                            21,450        1,091
*Orient Express Hotels                                  28,950          396
*P.F. Changs China Bistro, Inc.                         19,850          576
*Penn National Gaming, Inc.                             69,250        1,307
Pulitzer, Inc.                                          21,250          885
*R.H. Donnelley Corp.                                   59,800        1,527
*Radio One, Inc.                                        82,050        1,353
*Sonic Corp.                                            28,850          666
*Tractor Supply Co.                                     27,800          884
*Westwood One, Inc.                                     23,700          847
---------------------------------------------------------------------------
GROUP TOTAL                                                          26,573
---------------------------------------------------------------------------
CONSUMER STAPLES (3.7%)
Dreyer's Grand Ice Cream, Inc.                          28,100        1,963
*J & J Snack Foods Corp.                                34,700        1,279
---------------------------------------------------------------------------
GROUP TOTAL                                                           3,242
---------------------------------------------------------------------------
FINANCIAL SERVICES (9.8%)
*Affiliated Managers Group, Inc.                        12,650          564
Brown & Brown, Inc.                                     34,000        1,020
Doral Financial Corp.                                   38,150          921
*Interactive Data Corp.                                205,850        2,522
*Investment Technology Group, Inc.                      14,250          417
*Southwest Bancorp of Texas, Inc.                       16,100          586
Stancorp Financial Group, Inc.                          33,400        1,767
White Mountains Insurance Group Ltd.                     1,750          515
WP Stewart & Co., Ltd.                                  17,050          291
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,603
---------------------------------------------------------------------------

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
HEALTH CARE (18.0%)
*Accredo Health, Inc.                                   27,750   $    1,323
*Allos Therapeutics, Inc.                              110,550          938
*Array BioPharma, Inc.                                  74,200          578
*Celgene Corp.                                          21,950          370
*Community Health Systems, Inc.                         37,900        1,009
Cooper Cos., Inc.                                       21,850        1,147
*CV Therapeutics, Inc.                                  29,100          609
*Exelixis, Inc.                                         31,750          157
*InterMune, Inc.                                         7,950          261
*Inveresk plc                                           13,400          253
*NPS Pharmaceuticals, Inc.                              35,100          722
*PSS World Medical, Inc.                                60,050          399
*Regeneron Pharmaceuticals, Inc.                        36,900          498
*Scios, Inc.                                            21,250          541
*Shire Pharmaceuticals plc ADR                          27,150          673
*Specialty Laboratories, Inc.                           14,500          133
*Stericycle, Inc.                                       29,250          992
*Taro Pharmaceutical Industries Ltd.                    31,150        1,051
*Techne Corp.                                           24,350          798
*Telik, Inc.                                            76,000          941
*Transkaryotic Therapies, Inc.                          12,300          401
*Trimeris, Inc.                                          7,300          324
*United Surgical Partners International, Inc.           34,350          757
*Viasys Healthcare, Inc.                                30,900          476
*Wright Medical Group, Inc.                             21,500          409
---------------------------------------------------------------------------
GROUP TOTAL                                                          15,760
---------------------------------------------------------------------------
MATERIALS & PROCESSING (1.4%)
Albemarle Corp.                                         41,700        1,055
*Liquidmetal Technologies, Inc.                         19,400          155
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,210
---------------------------------------------------------------------------
OTHER ENERGY (7.6%)
*Chesapeake Energy Corp.                               143,400          946
Frontier Oil Corp.                                      34,300          425
*Patterson-UTI Energy, Inc.                             80,850        2,063
*Petroquest Energy, Inc.                               178,100          787
*Pioneer Natural Resources Co.                          67,300        1,632
*Spinnaker Exploration Co.                              30,100          864
---------------------------------------------------------------------------
GROUP TOTAL                                                           6,717
---------------------------------------------------------------------------
PRODUCER DURABLES (9.2%)
*Actuant Corp., Class A                                  6,700          247
*Agco Corp.                                             84,750        1,966
*Alliant Techsystems, Inc.                              11,700          810
*Beazer Homes USA, Inc.                                  7,500          458
*Brooks -- PRI Automation, Inc.                         11,200          128
*Cymer, Inc.                                            14,500          270
*Fisher Scientific International, Inc.                  18,450          560
*Griffon Corp.                                          23,950          255
*Maverick Tube Corp.                                    46,250          410
*Moog, Inc., Class A                                    23,500          664
*MTC Technologies, Inc.                                 18,500          401

    The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              21

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
PRODUCER DURABLES (CONT'D)
*NVR, Inc.                                               4,700   $    1,409
*United Defense Industries, Inc.                        21,750          514
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,092
---------------------------------------------------------------------------
TECHNOLOGY (14.7%)
Advanced Fibre Communications, Inc.                     21,350          283
*ASM International N.V.                                 47,200          427
*Benchmark Electronics, Inc.                            10,300          217
*CIENA Corp.                                            66,050          196
*Conexant Systems, Inc.                                364,850          405
EDO Corp.                                               13,600          305
*Emulex Corp.                                           58,950          664
*Exar Corp.                                             18,450          213
*Extreme Networks, Inc.                                 47,400          200
*Forrester Research, Inc.                               61,450          920
Global Payments, Inc.                                   27,450          703
*Informatica Corp.                                     108,720          337
*Integrated Device Technology, Inc.                     44,000          459
*Intersil Corp., Class A                                41,100          533
*J. D. Edwards & Co.                                    33,350          309
*Kopin Corp.                                            67,500          235
*Manhattan Associates, Inc.                              7,350           99
*Micrel, Inc.                                           34,550          213
*NetIQ Corp.                                            27,300          396
*Plexus Corp.                                           24,850          230
*Precise Software Solutions Ltd.                        58,650          537
*Rational Software Corp.                                39,800          172
*SanDisk Corp.                                          75,150          985
*Skyworks Solutions, Inc.                               40,490          183
*SRA International, Inc.                                14,750          422
*Storage Technology Corp.                               62,400          656
*Tibco Software, Inc.                                  140,300          526
*Triquint Semiconductor, Inc.                           72,550          256
*United Online, Inc.                                    63,750          611
*Verint Systems, Inc.                                   24,500          212
*Vignette Corp.                                        523,300          419
*VitalWorks, Inc.                                       85,800          624
---------------------------------------------------------------------------
GROUP TOTAL                                                          12,947
---------------------------------------------------------------------------
UTILITIES (1.6%)
*Commonwealth Telephone Enterprises, Inc.               19,100          664
*IDT Corp., Class B                                     46,050          706
---------------------------------------------------------------------------
GROUP TOTAL                                                           1,370
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $97,223)                                   85,659
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT        VALUE
                                                         (000)       (000)+
---------------------------------------------------------------------------
CASH EQUIVALENT (2.7%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02 (Cost $2,395)                             $ 2,395   $    2,395
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $99,618)                            88,054
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
Cash                                                             $        8
Receivable for Investments Sold                                       1,519
Dividends Receivable                                                     14
Receivable for Fund Shares Sold                                           5
Other Assets                                                              2
Payable for Investments Purchased                                    (1,295)
Payable for Investment Advisory Fees                                   (276)
Payable for Fund Shares Redeemed                                       (157)
Payable for Administration Fees                                         (18)
Payable for Trustees' Fees and Expenses                                  (9)
Other Liabilities                                                       (59)
                                                                 ---------
                                                                       (266)
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $   87,788
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 4,376,837 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $   87,345
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    19.96
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 22,250 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                         $      443
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    19.90
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  222,036
 Undistributed Net Investment Income (Loss)                              (6)
 Undistributed Realized Net Gain (Loss)                            (122,678)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (11,564)
---------------------------------------------------------------------------
NET ASSETS                                                       $   87,788
---------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

22

Portfolio Overview (Unaudited)

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies included in the Russell 2000 Index.

The Small Cap Value Portfolio investment philosophy and process are designed to create a diversified and fully invested small cap core portfolio with a value orientation. Sector weights are generally kept within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings based on the Adviser's assessment of relative investment attractiveness of the sectors.

The past twelve months were a volatile period for the equity markets. During the period, small-cap stocks, as represented by the Russell 2000 Index, declined over 9%. A slowing U.S. economy and disappointing corporate earnings and accounting irregularities plagued equity markets during the period. In addition, value stocks significantly outperformed growth stocks, which were led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months the Portfolio returned -6.97% versus -9.30% for the Russell 2000 Index, an outperformance of 2.33%. Stock selection contributed positively to performance while sector allocation detracted from results. Stock selection within health care accounted for the majority of outperformance although stock selection was also strong within consumer durables, energy, and financial services. Stock selection within consumer services and retail dampened returns. Less-than-index exposure to telephone services and technology contributed positively to performance. An underweight in consumer durables and retail detracted from Portfolio returns.

At fiscal year-end, the Portfolio was underweight technology due to weak corporate spending and overweight health care due to attractive valuations and fundamentals within the sector. The timing and strength of a profit recovery remains uncertain in light of ample capacity, a weak global economy, and rising pension and stock option costs. Low interest rates, modest wage gains, and recent tax cuts support strong consumer spending but its sustainability is questionable. Overall, we believe current economic conditions and indicators suggest the recovery will be gradual and anemic. Consequently, we are maintaining a relatively defensive, diversified portfolio.

[GROWTH GRAPH]
**Minimum Investment

The performance of the Adviser Class shares will vary based upon the different inception date and fees assessed to that class.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
SMALL CAP VALUE
--------------------------------------------------

                                        Institutional   Adviser   Russell 2000
                                             (1)          (3)        Index
----------------------------------------------------------------------------------
One Year                                   (6.97%)      (7.22%)     (9.30%)
----------------------------------------------------------------------------------
Five Year                                  (1.83%)           --     (3.19%)
----------------------------------------------------------------------------------
Ten Year                                    11.55%           --       8.01%
----------------------------------------------------------------------------------
Since Inception(3)                              --      (1.04%)     (2.79%)
----------------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the Russell 2000 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(3)Represents an investment in the Adviser Class which commenced operations on 1/22/99.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

2002 ANNUAL REPORT
September 30, 2002
                                                                              23

Statement of Net Assets

SMALL CAP VALUE PORTFOLIO
COMMON STOCKS (97.2%)

                                                                      VALUE
SEPTEMBER 30, 2002                                     SHARES        (000)+
---------------------------------------------------------------------------
BASIC RESOURCES (5.0%)
*AK Steel Holding Corp.                               371,800   $     2,718
Boise Cascade Corp.                                   122,900         2,802
Bowater, Inc.                                         143,500         5,066
Cambrex Corp.                                          13,700           504
*Cytec Industries, Inc.                                63,800         1,400
*Freeport-McMoRan Copper & Gold, Inc., Class B        215,800         2,905
*GrafTech International Ltd.                          195,600         1,418
*Hercules, Inc.                                       174,400         1,606
OM Group, Inc.                                         76,400         3,270
Pall Corp.                                            157,600         2,488
Rock-Tenn Co., Class A                                 13,800           213
Solutia, Inc.                                         410,200         2,141
*Steel Dynamics, Inc.                                 139,800         1,830
Wellman, Inc.                                         262,100         3,578
---------------------------------------------------------------------------
GROUP TOTAL                                                          31,939
---------------------------------------------------------------------------
CONSUMER DURABLES (6.4%)
BorgWarner, Inc.                                       95,000         4,716
*Furniture Brands International, Inc.                 179,500         4,120
KB Home                                                64,400         3,145
M.D.C. Holdings, Inc.                                  80,600         2,845
*Nautilus Group, Inc.                                  50,100           977
Polaris Industries, Inc.                               67,500         4,185
*Racing Champions Corp.                               220,700         3,606
Standard Pacific Corp.                                108,400         2,535
Superior Industries International, Inc.               259,500        12,217
*Tower Automotive, Inc.                               367,600         2,463
---------------------------------------------------------------------------
GROUP TOTAL                                                          40,809
---------------------------------------------------------------------------
CONSUMER SERVICES (4.7%)
*Alliance Atlantis Communications, Inc., Class B      223,600         2,218
*Argosy Gaming Co.                                    147,700         3,391
*Cumulus Media, Inc., Class A                         243,400         4,296
FelCor Lodging Trust, Inc. REIT                       126,100         1,618
*GTECH Holdings Corp.                                 212,600         5,277
MeriStar Hospitality Corp.                            198,800         1,707
*R.H. Donnelley Corp.                                  39,200         1,001
*Scholastic Corp.                                     130,300         5,822
*SCP Pool Corp.                                        86,100         2,360
*Valassis Communications, Inc.                         66,700         2,339
---------------------------------------------------------------------------
GROUP TOTAL                                                          30,029
---------------------------------------------------------------------------
ENERGY (5.3%)
*Chesapeake Energy Corp.                              442,400         2,920
Equitable Resources, Inc.                             195,900         6,768
*Grey Wolf, Inc.                                      746,100         2,686
*Key Energy Services, Inc.                            204,500         1,611
Peabody Energy Corp.                                    7,400           189
Pogo Producing Co.                                    131,800         4,489
*Precision Drilling Corp.                              72,000         2,167

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
Rowan Cos., Inc.                                      116,300   $     2,168
St. Mary Land & Exploration Co.                       168,200         4,020
Tidewater, Inc.                                       120,300         3,247
XTO Energy, Inc.                                      171,300         3,531
---------------------------------------------------------------------------
GROUP TOTAL                                                          33,796
---------------------------------------------------------------------------
FINANCIAL SERVICES (20.1%)
*Affiliated Managers Group, Inc.                       96,000         4,283
AMB Property Corp. REIT                                67,400         1,948
American Financial Group, Inc.                        100,700         2,318
Arden Realty, Inc. REIT                                66,800         1,580
Associated Bancorp                                    136,100         4,318
BRE Properties, Inc., Class A REIT                     42,300         1,301
Camden Property Trust REIT                             50,000         1,658
*Catellus Development Corp. REIT                       98,700         1,821
City National Corp.                                    20,600           963
Colonial BancGroup, Inc.                              159,500         1,978
Compass Bancshares, Inc.                               97,900         2,901
Cullen/Frost Bankers, Inc.                             74,500         2,544
Developers Diversified Realty Corp. REIT              149,000         3,279
Doral Financial Corp.                                 125,700         3,034
Downey Financial Corp.                                 99,800         3,418
Everest Re Group Ltd.                                 112,600         6,177
F.N.B. Corp.                                           69,600         1,950
*Federal Agricultural Mortgage Corp.                   92,100         2,718
First Midwest Bancorp., Inc.                          100,500         2,699
FirstMerit Corp.                                       93,000         1,992
GATX Corp.                                            198,100         3,922
Hibernia Corp., Class A                                81,800         1,635
Horace Mann Educators Corp.                            63,800           938
Independence Community Bank Corp.                      45,400         1,127
John Nuveen Co., Class A                                3,300            75
Kilroy Realty Corp. REIT                              107,400         2,546
Mercantile Bankshares Corp.                            78,100         2,981
New York Community Bancorp., Inc.                      74,700         2,104
*Ohio Casualty Corp.                                  216,300         3,521
Pan Pacific Retail Properties, Inc. REIT               28,700           990
PartnerRe, Ltd.                                        95,800         4,616
Prentiss Properties Trust REIT                         83,000         2,402
Protective Life Corp.                                  84,400         2,597
Provident Financial Group, Inc.                       194,100         4,870
*Providian Financial Corp.                            506,700         2,483
PS Business Parks, Inc. REIT                           95,700         3,254
R & G Financial Corp.                                  88,600         1,933
Reckson Associates Realty Corp. REIT                  126,800         2,887
Reinsurance Group of America                          136,800         3,535
Republic Bancorp, Inc.                                 91,300         1,187
Rouse Co. REIT                                        101,200         3,233
Scottish Annuity & Life Holdings, Ltd.                223,400         3,809
Selective Insurance                                    90,400         1,964
Sky Financial Group, Inc.                             171,900         3,423
Trizec Canada, Inc. REIT                              156,491         1,608
Trizec Properties, Inc. REIT                           24,108           274

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

24

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Trustmark Corp.                                        10,200   $       233
United Dominion Realty Trust, Inc. REIT               325,200         5,174
W.R. Berkley Corp.                                     81,000         2,754
Webster Financial Corp.                               109,100         3,664
---------------------------------------------------------------------------
GROUP TOTAL                                                         128,619
---------------------------------------------------------------------------
FOOD & TOBACCO (2.8%)
Fresh Del Monte Produce, Inc.                         272,000         6,960
*NBTY, Inc.                                           655,600         8,510
Universal Corp.                                        71,200         2,497
---------------------------------------------------------------------------
GROUP TOTAL                                                          17,967
---------------------------------------------------------------------------
HEALTH CARE (16.0%)
*Adolor Corp.                                         154,300         2,163
*Advanced Neuromodulation Systems, Inc.                58,100         1,934
*Apria Healthcare Group, Inc.                          91,800         2,163
*Biosite Diagnostics, Inc.                             40,200         1,165
*Caremark Rx, Inc.                                    650,400        11,057
*Cephalon, Inc.                                       154,300         6,299
*Conceptus, Inc.                                      222,900         3,410
*Covance, Inc.                                        276,600         5,413
*CV Therapeutics, Inc.                                220,000         4,600
D&K Healthcare Resources, Inc.                         48,400           433
*Health Net, Inc.                                      31,900           684
*HealtheTech, Inc.                                    357,700         1,606
*ICOS Corp.                                           116,300         2,439
*Impax Laboratories, Inc.                             178,300           867
*InterMune, Inc.                                      127,300         4,178
*Isis Pharmaceuticals, Inc.                           332,100         3,274
*LifePoint Hospitals, Inc.                             46,400         1,447
*OSI Pharmaceuticals, Inc.                             22,500           382
*Pozen, Inc.                                          229,400         1,163
*Protein Design Labs, Inc.                            226,500         1,880
*Regeneration Technologies, Inc.                      544,800         4,358
*Respironics, Inc.                                     75,400         2,414
*Scios, Inc.                                          261,300         6,650
*Steris Corp.                                         289,900         7,221
*Telik, Inc.                                          556,100         6,885
*Transkaryotic Therapies, Inc.                         63,700         2,078
*Trimeris, Inc.                                       103,100         4,580
*Universal Display Corp.                              566,800         3,406
*Universal Health Services, Inc., Class B              59,400         3,038
*Varian Medical Systems, Inc.                          88,300         3,796
*Vertex Pharmaceuticals, Inc.                          98,300         1,818
---------------------------------------------------------------------------
GROUP TOTAL                                                         102,801
---------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (12.1%)
*Agco Corp.                                           110,500   $     2,564
*Allied Waste Industries, Inc.                        466,800         3,431
*Atlantic Coast Airlines Holdings, Inc.                45,600           422
Cummins, Inc.                                         109,400         2,584
*Flowserve Corp.                                      293,900         2,939
*FMC Corp.                                            150,200         3,878
Goodrich Corp.                                        156,600         2,957
*Hunt (JB) Transport Services, Inc.                   100,200         2,360
*Insituform Technologies, Inc., Class A               224,000         3,214
*ITT Educational Services, Inc.                        43,200           811
Manitowoc Co., Inc.                                    66,200         1,810
*Midwest Express Holdings, Inc.                       137,100           548
Minerals Technologies, Inc.                            92,800         3,440
*Navistar International Corp.                         210,700         4,568
*Pacer International, Inc.                            247,800         2,812
Pittston Brink's Group                                278,300         6,234
*RailAmerica, Inc.                                    277,600         2,013
Roadway Corp.                                          76,900         2,821
Robbins & Myers, Inc.                                 131,300         2,449
Roper Industries, Inc.                                 59,700         2,060
Skywest, Inc.                                         116,600         1,527
*Swift Transportation Co., Inc.                       135,100         2,107
*Tetra Technologies, Inc.                             178,800         1,429
Texas Industries, Inc.                                165,700         4,023
U.S. Freightways Corp.                                 89,700         2,572
Viad Corp.                                            208,400         4,258
*Wabash National Corp.                                486,200         2,630
Werner Enterprises, Inc.                               81,500         1,498
*Yellow Corp.                                         122,400         3,612
---------------------------------------------------------------------------
GROUP TOTAL                                                          77,571
---------------------------------------------------------------------------
RETAIL (8.1%)
CBRL Group, Inc.                                      141,900         3,238
*Charlotte Russe Holdings, Inc.                       220,100         2,091
*dELiA*s Corp., Class A                               927,800           974
*Electronics Boutique Holdings Corp.                  125,500         3,445
*Foot Locker, Inc.                                    244,600         2,444
*Fossil, Inc.                                           7,100           142
*GameStop Corp.                                       163,100         3,335
*Gart Sports Co.                                      113,200         2,136
*GSI Commerce, Inc.                                   213,100         1,076
*J. Jill Group, Inc.                                  280,900         4,893
*Linens 'N Things, Inc.                               233,100         4,282
*Pacific Sunwear of California, Inc.                  152,000         3,095
*Panera Bread Co., Class A                             78,100         2,109
*Quiksilver, Inc.                                     232,600         5,255
*Sonic Corp.                                           58,200         1,345
*Stage Stores, Inc.                                   224,300         4,865
*Tuesday Morning Corp.                                108,200         1,970
*Urban Outfitters, Inc.                               220,600         5,358
---------------------------------------------------------------------------
GROUP TOTAL                                                          52,053
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              25

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
TECHNOLOGY (11.5%)
*3Com Corp.                                           885,300   $     3,488
*Adaptec, Inc.                                        236,500         1,043
*Aeroflex, Inc.                                       186,800           942
*Andrew Corp.                                          61,800           405
*ATMI, Inc.                                            98,000         1,382
Avnet, Inc.                                           164,800         1,778
*Axcelis Technologies, Inc.                           286,500         1,398
*Brooks -- PRI Automation, Inc.                       229,900         2,632
*Cabot Microelectronics Corp.                          93,900         3,497
*ChipPAC, Inc., Class A                               199,300           426
*Computer Programs & Systems, Inc.                     55,900         1,195
*Cymer, Inc.                                           42,500           792
FactSet Research Systems, Inc.                         82,300         2,185
*Foundry Networks, Inc.                               264,300         1,448
*Harmonic, Inc.                                       223,500           391
*Hutchinson Technology, Inc.                          153,200         2,474
Ikon Office Solutions, Inc.                           537,300         4,234
*Intersil Corp., Class A                               83,600         1,084
Jack Henry & Associates, Inc.                          89,700         1,115
*JDA Software Group, Inc.                             111,200           777
*Kulicke & Soffa Industries, Inc.                     238,100           714
*LTX Corp.                                             97,300           444
*Macromedia, Inc.                                     241,500         1,867
*Mentor Graphics Corp.                                176,100           859
*Mykrolis Corp.                                       168,600         1,037
*Network Associates, Inc.                              82,200           874
*Photronics, Inc.                                     101,600         1,022
*Pinnacle Systems, Inc.                             1,393,500        15,050
*Rainbow Technologies, Inc.                           223,600           635
*SanDisk Corp.                                        214,100         2,807
*Silicon Storage Technology, Inc.                     471,700         1,844
*Skyworks Solutions, Inc.                             533,600         2,417
*Standard Micosystems Corp.                            88,100         1,346
*Storage Technology Corp.                             201,100         2,114
*Stratex Networks, Inc.                               203,100           260
*Tech Data Corp.                                        6,200           164
*Tibco Software, Inc.                                 170,000           638
*Varian Semiconductor Equipment Associates, Inc.       89,600         1,473
*Varian, Inc.                                         102,100         2,819
*Western Digital Corp.                                544,900         2,561
---------------------------------------------------------------------------
GROUP TOTAL                                                          73,631
---------------------------------------------------------------------------

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
UTILITIES (5.2%)
AGL Resources, Inc.                                   106,800   $     2,359
Energen Corp.                                          87,900         2,225
Great Plains Energy, Inc.                             191,400         3,665
Hawaiian Electric Industries, Inc.                    119,600         5,155
OGE Energy Corp.                                      187,600         3,165
Peoples Energy Corp.                                   39,100         1,317
*Pepco Holdings, Inc.                                 363,600         7,254
Philadelphia Suburban Corp.                           215,000         4,364
PNM Resources, Inc.                                    79,700         1,578
WGL Holdings, Inc.                                    105,600         2,525
---------------------------------------------------------------------------
GROUP TOTAL                                                          33,607
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $693,750)                                 622,822
---------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENT (3.7%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.7%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/01/02 (Cost $23,885)               $  23,885        23,885
---------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (Cost $717,635)                          646,707
---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-0.9%)
Cash                                                            $        48
Receivable for Investments Sold                                      18,705
Dividends Receivable                                                    480
Receivable for Fund Shares Sold                                         458
Interest Receivable                                                       1
Other Assets                                                             14
Payable for Fund Shares Redeemed                                    (19,237)
Payable for Investments Purchased                                    (4,640)
Payable for Investment Advisory Fees                                 (1,410)
Payable for Administration Fees                                         (88)
Payable for Trustees' Fees and Expenses                                 (84)
Payable for Distribution Fees -- Adviser Class                          (14)
Other Liabilities                                                      (173)
                                                                -----------
                                                                     (5,940)
---------------------------------------------------------------------------
NET ASSETS (100%)                                               $   640,767
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

26

                                                                      VALUE
                                                                     (000)+
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 41,935,542 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $   588,803
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     14.04
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 3,708,829 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    51,964
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     14.01
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $   842,076
 Undistributed Net Investment Income (Loss)                           2,955
 Undistributed Realized Net Gain (Loss)                            (133,336)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (70,928)
---------------------------------------------------------------------------
NET ASSETS                                                      $   640,767
---------------------------------------------------------------------------

+     See Note A1 to Financial Statements.
*     Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
REIT  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              27

Portfolio Overview (Unaudited)

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalization generally in the range of companies included in the Russell 2000 Value Index.

The Strategic Small Value Portfolio investment philosophy and process are designed to create a diversified and fully invested small cap value portfolio. Sector weights are generally kept within five percentage points of those of the Russell 2000 Value Index, with strategic over- and under-weightings based on the Adviser's assessment of relative investment attractiveness of the sectors.

The past twelve months were a volatile period for the equity markets. During the period, small-cap cap stocks, as represented by the Russell 2000 Value Index, declined over 1%. A slowing U.S. economy and disappointing corporate earnings and accounting irregularities plagued equity markets during the period. In addition, value stocks significantly outperformed growth stocks which were led by strong gains within consumer durables and financial services and weak performance within technology.

During the past twelve months the Portfolio returned -2.41% versus -1.47% for the Russell 2000 Value Index. Stock selection contributed positively to performance while sector allocation detracted from results. Stock selection within consumer durables accounted for the majority of outperformance although stock selection was also strong within basic resources, financial services, transportation, and health care. Stock selection within technology, retail, and heavy industry dampened relative returns. Less-than-index exposure to telephone services enhanced relative returns as the sector was among the worst performers during the period. An underweight in basic resources detracted from results as did a modest overweight in consumer durables.

At fiscal year-end, the Portfolio was underweight technology due to weak corporate spending and overweight health care due to attractive valuations and fundamentals within the sector. The timing and strength of a profit recovery remains uncertain in light of ample capacity, a weak global economy, and rising pension and stock option costs. Low interest rates, modest wage gains, and recent tax cuts support strong consumer spending but its sustainability is questionable. Overall, we believe current economic conditions and indicators suggest the recovery will be gradual and anemic. Consequently, we are maintaining a relatively defensive, diversified portfolio.

[GROWTH GRAPH]
**Minimum Investment
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
STRATEGIC SMALL VALUE
-------------------------------------------------

                                              Institutional   Russell 2000
                                                   (1)        Value Index
------------------------------------------------------------------------------
One Year                                         (2.41%)        (1.47%)
------------------------------------------------------------------------------
Since Inception(1)                                 1.33%          5.04%
------------------------------------------------------------------------------

*Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are net of all fees. Total returns are compared to the Russell 2000 Value Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional class. The Strategic Small Value Portfolio commenced operations on 6/30/00.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GENERALLY SPEAKING, SMALL AND MID-CAPITALIZATION STOCK PRICES EXPERIENCE A GREATER DEGREE OF MARKET VOLATILITY THAN THOSE OF LARGE-CAPITALIZATION COMPANIES.

28

Statement of Net Assets

STRATEGIC SMALL VALUE PORTFOLIO
COMMON STOCKS (92.4%)

                                                                    VALUE
SEPTEMBER 30, 2002                                     SHARES      (000)+
-------------------------------------------------------------------------
BASIC RESOURCES (6.5%)
*AK Steel Holding Corp.                                15,900   $     116
Albemarle Corp.                                         2,500          63
Ball Corp.                                              2,500         126
Bowater, Inc.                                           4,600         162
Cambrex Corp.                                             300          11
*Crown Cork & Seal, Inc.                               10,800          57
Engelhard Corp.                                         5,800         138
*Freeport-McMoRan Copper & Gold, Inc., Class B          3,900          53
*GrafTech International Ltd.                            6,000          44
*Hercules, Inc.                                        11,300         104
*Lone Star Technologies, Inc.                           2,500          30
OM Group, Inc.                                          2,300          98
*Pactiv Corp.                                           2,100          35
Rock-Tenn Co.                                             600           9
*Smurfit-Stone Container Corp.                          9,000         113
Solutia, Inc.                                          12,500          65
*Steel Dynamics, Inc.                                   7,700         101
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,325
-------------------------------------------------------------------------
BEVERAGE & HOUSEHOLD PRODUCTS (0.5%)
*Playtex Products, Inc.                                11,700         100
-------------------------------------------------------------------------
CONSUMER DURABLES (7.7%)
*Beazer Homes USA, Inc.                                 1,288          79
BorgWarner, Inc.                                        3,200         159
Cooper Tire & Rubber Co.                                8,500         137
*Furniture Brands International, Inc.                   7,900         181
KB Home                                                 1,800          88
*Mohawk Industries, Inc.                                2,098         104
*Racing Champions Corp.                                 6,600         108
Standard Pacific Corp.                                  4,000          94
*Strattec Security Corp.                                3,100         158
Superior Industries International, Inc.                 7,900         372
*Tower Automotive, Inc.                                14,700          98
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,578
-------------------------------------------------------------------------
CONSUMER SERVICES (5.1%)
*Argosy Gaming Co.                                      8,800         202
*Bally Total Fitness Holding Corp.                      6,800          67
FelCor Lodging Trust, Inc. REIT                         7,400          95
*GTECH Holdings Corp.                                   5,100         127
MeriStar Hospitality Corp.                              9,200          79
*Scholastic Corp.                                       3,900         174
*SCP Pool Corp.                                         5,600         154
*Valassis Communications, Inc.                          4,400         154
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,052
-------------------------------------------------------------------------

                                                                    VALUE
                                                       SHARES      (000)+
-------------------------------------------------------------------------
ENERGY (3.6%)
*FMC Technologies, Inc.                                 2,300   $      38
*Global Industries Ltd.                                13,300          55
*Grey Wolf, Inc.                                       21,100          76
MDU Resources Group, Inc.                               1,900          43
New Jersey Resources Corp.                              2,650          87
*Pioneer Natural Resources Co.                          2,300          56
Pogo Producing Co.                                      2,700          92
Southwest Gas Corp.                                     8,800         196
Tidewater, Inc.                                         3,400          92
-------------------------------------------------------------------------
GROUP TOTAL                                                           735
-------------------------------------------------------------------------
FINANCIAL SERVICES (26.5%)
*Affiliated Managers Group, Inc.                        2,500         112
AMB Property Corp. REIT                                 2,200          64
American Financial Group, Inc.                          5,300         122
Apartment Investment & Management Co. REIT              2,600         101
Arden Realty, Inc. REIT                                 1,300          31
Argonaut Group, Inc.                                    3,000          52
Associated Bancorp.                                     4,280         136
AvalonBay Communities, Inc. REIT                        2,400         100
BRE Properties, Inc. REIT                               1,300          40
Camden Property Trust REIT                              1,600          53
*Catellus Development Corp. REIT                        6,800         125
CBL & Associates Properties, Inc. REIT                  2,100          81
City National Corp.                                       400          19
Colonial BancGroup, Inc.                                9,200         114
Cullen/Frost Bankers, Inc.                              3,200         109
Developers Diversified Realty Corp. REIT                4,800         106
Doral Financial Corp.                                   4,350         105
Downey Financial Corp.                                  2,900          99
Everest Re Group Ltd.                                   2,700         148
F.N.B. Corp.                                            1,900          53
*Federal Agricultural Mortgage Corp.                    2,300          68
First Midwest Bancorp., Inc.                            3,300          89
FirstMerit Corp.                                        1,500          32
GATX Corp.                                              4,600          91
General Growth Properties, Inc.                         1,900          98
Harleysville Group, Inc.                                5,300         139
Health Care REIT, Inc.                                  2,200          60
Hibernia Corp., Class A                                 4,300          86
Horace Mann Educators Corp.                             3,600          53
Independence Community Bank Corp.                       1,500          37
Kilroy Realty Corp. REIT                                4,000          95
Mercantile Bankshares Corp.                             1,300          50
New York Community Bancorp., Inc.                       4,225         119

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              29

                                                                    VALUE
                                                       SHARES      (000)+
-------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
*Ohio Casualty Corp.                                    7,000   $     114
Pan Pacific Retail Properties, Inc. REIT                1,400          48
PartnerRe, Ltd.                                         3,500         169
PMA Capital Corp.                                       3,200          48
Prentiss Properties Trust REIT                          1,900          55
Protective Life Corp.                                   3,700         114
Provident Financial Group, Inc.                         4,900         123
*Providian Financial Corp.                             16,200          79
PS Business Parks, Inc. REIT                            4,000         136
R & G Financial Corp.                                   2,200          48
Reckson Associates Realty Corp. REIT                    1,900          43
Reckson Associates Realty Corp., Class B, REIT          2,700          64
Reinsurance Group of America                            3,700          96
Republic Bancorp, Inc.                                  2,300          30
Rouse Co. REIT                                          4,100         131
Scottish Annuity & Life Holdings, Ltd.                  8,900         152
Selective Insurance                                     2,600          56
Sky Financial Group, Inc.                               8,100         161
SL Green Realty Corp. REIT                              2,400          74
Stancorp Financial Group, Inc.                          3,100         164
T. Rowe Price Group, Inc.                               3,000          75
Trizec Properties, Inc. REIT                            8,400          95
Trustmark Corp.                                         6,500         148
United Dominion Realty Trust, Inc. REIT                10,200         162
W.R. Berkley Corp.                                      3,950         134
Webster Financial Corp.                                 2,700          91
-------------------------------------------------------------------------
GROUP TOTAL                                                         5,397
-------------------------------------------------------------------------
FOOD & TOBACCO (2.2%)
Delta & Pine Land Co.                                   5,600         105
Fresh Del Monte Produce, Inc.                           6,700         171
*NBTY, Inc.                                            13,300         173
-------------------------------------------------------------------------
GROUP TOTAL                                                           449
-------------------------------------------------------------------------
HEALTH CARE (7.5%)
*Abgenix, Inc.                                          9,500          62
*Adolor Corp.                                           4,500          63
*Apria Healthcare Group, Inc.                           2,700          64
*Cell Genesys, Inc.                                     5,100          61
Cooper Cos., Inc.                                       1,900         100
*Covance, Inc.                                          7,400         145
*CV Therapeutics, Inc.                                  6,900         144
D&K Healthcare Resources, Inc.                          5,600          50
*Health Net, Inc.                                       5,600         120
*InterMune, Inc.                                        1,100          36
*Isis Pharmaceuticals, Inc.                             9,800          97
*OSI Pharmaceuticals, Inc.                              1,200          20

                                                                    VALUE
                                                       SHARES      (000)+
-------------------------------------------------------------------------
*Pozen, Inc.                                            7,900   $      40
*Protein Design Labs, Inc.                              8,800          73
*Regeneration Technologies, Inc.                       14,400         115
*Respironics, Inc.                                      1,300          42
*Telik, Inc.                                           16,100         199
*Transkaryotic Therapies, Inc.                          1,300          42
Vertex Pharmaceuticals, Inc.                            3,000          56
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,529
-------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (15.2%)
*Agco Corp.                                             3,500          81
*Allied Waste Industries, Inc.                         12,900          95
*AMR Corp.                                              4,600          19
*Anixter International, Inc.                            3,400          70
*Atlantic Coast Airlines Holdings, Inc.                 7,100          66
*Casella Waste Systems, Inc., Class A                  12,900          83
Circor International, Inc.                              6,000          80
Cummins, Inc.                                           4,200          99
Delta Air Lines, Inc.                                   3,600          33
*Flowserve Corp.                                        8,900          89
*FMC Corp.                                              4,600         119
*Frontier Airlines, Inc.                                9,200          45
Goodrich Corp.                                          4,900          93
*Hunt (JB) Transport Services, Inc.                     5,100         120
*Insituform Technologies, Inc., Class A                 6,900          99
Interpool, Inc.                                         2,600          31
Manitowoc Co., Inc.                                     1,500          41
Minerals Technologies, Inc.                             4,200         156
*National Processing, Inc.                              2,400          41
*Navistar International Corp.                           6,700         145
*Pacer International, Inc.                              7,600          86
Pentair, Inc.                                           2,700         100
Pittston Brink's Group                                  9,900         222
Roadway Corp.                                           2,400          88
Robbins & Myers, Inc.                                   3,400          63
Roper Industries, Inc.                                  1,800          62
*Swift Transportation Co., Inc.                         4,100          64
*Tetra Technologies, Inc.                               5,575          45
Texas Industries, Inc.                                  5,800         141
Tredegar Corp.                                          6,800         114
U.S. Freightways Corp.                                  3,600         103
Viad Corp.                                              7,900         161
*Wabash National Corp.                                 16,200          88
Werner Enterprises, Inc.                                2,700          50
*Yellow Corp.                                           4,000         118
-------------------------------------------------------------------------
GROUP TOTAL                                                         3,110
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

30

                                                                    VALUE
                                                       SHARES      (000)+
-------------------------------------------------------------------------
RETAIL (7.1%)
*BJ's Wholesale Club, Inc.                              3,500   $      66
CBRL Group, Inc.                                        4,300          98
Champps Entertainment, Inc.                             6,900          54
*dELiA*s Corp., Class A                                25,500          27
*Factory 2-U Stores, Inc.                               3,400           7
*Foot Locker, Inc.                                     14,500         145
*Gart Sports Co.                                        5,200          98
Hughes Supply, Inc.                                     3,500         102
*Linens 'N Things, Inc.                                 4,300          79
Oshkosh B'Gosh, Inc.                                    2,200          76
*Pacific Sunwear of California, Inc.                    2,400          49
Pep Boys-Manny Moe & Jack                              12,100         148
*Stage Stores, Inc.                                     7,700         167
Talbots, Inc.                                           5,100         143
*Tuesday Morning Corp.                                 10,000         182
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,441
-------------------------------------------------------------------------
TECHNOLOGY (5.4%)
*Allen Telecom, Inc.                                    7,900          42
*Andrew Corp.                                           1,800          12
*Axcelis Technologies, Inc.                             8,600          42
*Brooks -- PRI Automation, Inc.                         8,700         100
*Cabot Microelectronics Corp.                           1,800          67
*ChipPAC, Inc., Class A                                14,400          31
*Cymer, Inc.                                            3,500          65
FactSet Research Systems, Inc.                          2,300          61
*Fairchild Semiconductor International Corp., Class
 A                                                      3,400          32
Ikon Office Solutions, Inc.                            11,700          92
JDA Software Group, Inc.                                3,500          24
*Kulicke & Soffa Industries, Inc.                       7,900          24
*Microsemi Corp.                                        3,700          21
*Mykrolis Corp.                                         4,800          30
NDCHealth Corp.                                         3,500          54
Overland Storage, Inc.                                  3,200          35
*Photronics, Inc.                                       8,800          89
*Rainbow Technologies, Inc.                             7,200          20
SanDisk Corp.                                           6,700          88
*Skyworks Solutions, Inc.                              12,900          58
*Standard Micosystems Corp.                             2,300          35
*Varian, Inc.                                           1,300          36
*Western Digital Corp.                                 10,900          51
-------------------------------------------------------------------------
GROUP TOTAL                                                         1,109
-------------------------------------------------------------------------
UTILITIES (4.6%)
Allete, Inc.                                            4,900         106
Cleco Corp.                                             8,100         109

                                                                    VALUE
                                                       SHARES      (000)+
-------------------------------------------------------------------------
Energen Corp.                                           3,700   $      94
OGE Energy Corp.                                        6,200         105
ONEOK, Inc.                                            11,200         212
Philadelphia Suburban Corp.                             7,106         144
WGL Holdings, Inc.                                      7,000         167
-------------------------------------------------------------------------
GROUP TOTAL                                                           937
-------------------------------------------------------------------------
OTHER (0.5%)
*Watson Wyatt & Co. Holdings, Inc.                      4,800          96
-------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $21,632)                                 18,858
-------------------------------------------------------------------------
                                                       NO. OF
                                                       RIGHTS
                                                      -------
RIGHTS (0.0%)
*@Interpool, Inc. (Cost $0)                                12          --
-------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                      -------
CASH EQUIVALENT (6.7%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.7%)
**J.P. Morgan Securities Inc., 1.87%, dated 9/30/02,
 due 10/1/02 (Cost $1,359)                            $ 1,359       1,359
-------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (Cost $22,991)                           20,217
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
Cash                                                                    3
Receivable for Investments Sold                                       327
Receivable for Fund Shares Sold                                       166
Dividends Receivable                                                   18
Payable for Investments Purchased                                   (206)
Payable for Fund Shares Redeemed                                     (49)
Payable for Investment Advisory Fees                                 (37)
Payable for Administration Fees                                       (2)
Other Liabilities                                                    (41)
                                                                ---------
                                                                      179
-------------------------------------------------------------------------
NET ASSETS (100%)                                               $  20,396
-------------------------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------------------------
NET ASSETS
Applicable to 2,073,012 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $  20,396
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $9.84
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              31

                                                                    VALUE
                                                                   (000)+
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-In Capital                                                 $  23,716
Undistributed Net Investment Income (Loss)                             24
Undistributed Realized Net Gain (Loss)                              (570)
Unrealized Appreciation (Depreciation) on Investment
 Securities                                                       (2,774)
-------------------------------------------------------------------------
NET ASSETS                                                        $20,396
-------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@    Value is less than $500.
REIT Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

32

Portfolio Overview (Unaudited)

VALUE PORTFOLIO

The Value portfolio seeks above average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalization generally greater than $2.5 billion. We combine a disciplined stock valuation process with the judgment gained through considerable experience in low P/E investing.

Investor psychology and sentiment have been decidedly negative over the last twelve months. Uneasiness over the potential for war in Iraq, continuing fears of additional terrorist activity, corporate accounting and governance scandals and general concern about economic conditions in the U.S. have all combined to cast a pall over stock prices and create extremely volatile equity markets. For the twelve month period ending September 30, 2002, the Portfolio returned -21.93% compared to the S&P 500 Index which returned -20.47%.

Sector selection was a positive influence on Portfolio performance during the last twelve months. This was most evident in the Portfolio's overweights, relative to the S&P 500 benchmark, in the consumer durables, basic resources, and transportation sectors. Underweights in the telephone services and technology groups also benefited results. The Portfolio's underweights in the beverages & personal products and food & tobacco areas were the largest detractors from performance for the period.

Stock selection was negative over the last twelve months. Share prices among some of the Portfolio's largest holdings have dropped dramatically during the reporting period. Liquidity and balance sheet concerns have driven these price declines without regard for valuations, which we continue to believe are extremely attractive at current levels.

The Portfolio entered its fiscal year with an overweight among stocks that are sensitive to the economic cycle. This positioning, which is in keeping with an appropriate investment stance following an economic trough, worked well during the first half of the period. However, performance suffered during the latter half, as questions regarding the viability of the economic recovery weighed on investor sentiment.

The Portfolio continues to have a bias favoring economic sensitivity. Both heavy industry and basic resources are the largest overweights relative to the value benchmark. At the same time, consumer staples and consumer service sectors are under-represented. The Portfolio also has a meaningful exposure in the health care sector. Pharmaceutical companies have seen share prices and valuation measures plummet due to a variety of concerns that now make them candidates for purchase. Two of the largest positions in the Portfolio are healthcare service stocks which, in our view, are significantly underpriced relative to earnings growth prospects and asset valuations.

As the new fiscal year begins, we are adding to the Portfolio's positions among retail stocks we believe are beaten-down. Valuations are now quite attractive, as the market seems to have overly discounted a weakening consumer spending outlook. As we discuss below, it is likely that household spending power will continue to benefit from a variety of positive factors.

In our opinion, the degree of pessimism regarding the economic outlook in the U.S. makes it seem that investors believe a double-dip recession is inevitable, and that the recovery is hopelessly stalled. On balance, however, the economic data are largely consistent with an annualized real growth rate around 4% for the third quarter. While auto sales did soften a bit toward the end of the period, the annualized selling rate remained at or near record levels due in no small part to low-rate (or no-rate) financing and other incentives. Consumer spending, which has been the primary engine for economic growth this year, has been helped by a wave of mortgage refinancings; this has allowed consumers to improve their cash flow situations and help underpin aggregate demand.

Looking ahead, household spending power may continue to benefit from the aforementioned refinancing wave. The corporate sector's recent tendency to reduce leverage seems to have placed it in a position where it has a greater ability to raise capital spending, and allow for a more balanced economic growth pattern in the coming quarters. Increased government spending will also provide an additional stimulus for the economy. Finally, we continue to note the long lag time between changes in monetary policy and their ultimate impact on the economy; the Federal Reserve's late-2001 easing moves, which culminated in the current 1.75% federal funds target rate, are just beginning to filter through the broader economy.

While we are aware of the risks facing the economy and the markets, we do believe that a great deal of unfavorable news is already discounted in stock prices. We feel this has created opportunity, and continue to believe that the Portfolio's holdings demonstrate attractive valuation characteristics which may, we feel, enable the Portfolio to perform well as investor sentiment becomes more positive.

2002 ANNUAL REPORT
September 30, 2002
                                                                              33

[GROWTH GRAPH]
**Minimum Investment

The performance of the Investment and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/02*
---------------------------------------------------------------
VALUE
----------------------------------------------------

                        Institutional   Investment   Adviser   S&P 500
                             (1)           (2)         (3)      Index
--------------------------------------------------------------------------
One Year                   (21.93%)      (22.06%)    (22.17%)  (20.47%)
--------------------------------------------------------------------------
Five Years                  (3.37%)       (3.53%)    (3.62%)   (1.63%)
--------------------------------------------------------------------------
Ten Years                    9.16%            --         --     9.00%
--------------------------------------------------------------------------
Since Inception(2)              --         3.35%         --     5.41%
--------------------------------------------------------------------------
Since Inception(3)              --            --      4.27%     5.68%
--------------------------------------------------------------------------

*Total returns shown in the graph and table assume that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns are compared to the S&P 500 Index, an unmanaged market index and should not be considered an investment.

(1)Represents an investment in the Institutional Class.

(2)Represents an investment in the Investment Class which commenced operations on 5/6/96.

(3)Represents an investment in the Adviser Class which commenced operations on 7/17/96.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO MAY INVEST, TO A LIMITED EXTENT, IN FOREIGN EQUITY SECURITIES.

34

Statement of Net Assets

VALUE PORTFOLIO
COMMON STOCKS (98.2%)

                                                                  VALUE
                SEPTEMBER 30, 2002                   SHARES      (000)+
--------------------------------------------------------------------------
BASIC RESOURCES (10.1%)
Air Products & Chemicals, Inc.                        444,500  $    18,674
*(a)Cia Vale do Rio Doce                              144,300        3,283
Dow Chemical Co.                                      181,400        4,954
Engelhard Corp.                                       687,300       16,378
IMC Global, Inc.                                      663,800        7,999
International Paper Co.                               263,400        8,795
Lubrizol Corp.                                        614,800       17,380
Rohm & Haas Co.                                       535,900       16,613
Weyerhaeuser Co.                                      177,500        7,769
--------------------------------------------------------------------------
GROUP TOTAL                                                        101,845
--------------------------------------------------------------------------
CONSUMER DURABLES (5.3%)
Black & Decker Corp.                                  157,800        6,617
(a)Ford Motor Co.                                     621,700        6,093
Masco Corp.                                           454,400        8,883
Maytag Corp.                                          313,900        7,276
Stanley Works (The)                                   201,300        6,576
Whirlpool Corp.                                       398,800       18,289
--------------------------------------------------------------------------
GROUP TOTAL                                                         53,734
--------------------------------------------------------------------------
CONSUMER SERVICES (1.6%)
Fortune Brands, Inc.                                  346,700       16,395
--------------------------------------------------------------------------
ENERGY (8.2%)
Amerada Hess Corp.                                    117,300        7,962
Anadarko Petroleum Corp.                              241,600       10,761
BP plc ADR                                            298,700       11,918
ChevronTexaco Corp.                                   188,900       13,082
ConocoPhillips, Inc.                                  141,600        6,548
*Cooper Cameron Corp.                                  78,500        3,278
Kerr McGee Corp.                                      103,000        4,474
Marathon Oil Corp.                                    493,900       11,202
*Nabors Industries, Inc.                              112,800        3,694
Occidental Petroleum Corp.                            372,200       10,563
--------------------------------------------------------------------------
GROUP TOTAL                                                         83,482
--------------------------------------------------------------------------
FINANCIAL SERVICES (24.1%)
(a)Ace Ltd.                                           223,900        6,630
Allstate Corp.                                        471,300       16,755
Bank of America Corp.                                 361,700       23,076
*CIT Group, Inc.                                      541,000        9,727
Citigroup, Inc.                                       521,000       15,448
Everest Re Group Ltd.                                 250,200       13,726
Fannie Mae                                            117,200        6,978
FleetBoston Financial Corp.                           105,600        2,147
Freddie Mac                                           124,700        6,971
(a)Hartford Financial Services Group, Inc.            329,300       13,501
J.P. Morgan Chase & Co.                               756,600       14,368

                                                                  VALUE
                                                     SHARES      (000)+
--------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                         97,000  $     4,758
MBNA Corp.                                            571,000       10,495
(a)MGIC Investment Corp.                               92,100        3,760
PNC Financial Services Group                          384,100       16,198
*Prudential Financial, Inc.                            87,400        2,496
(a)St. Paul Cos., Inc.                                570,900       16,396
*(a)Travelers Property Casualty Corp., Class A        299,326        3,951
*Travelers Property Casualty Corp., Class B            46,047          623
UnumProvident Corp.                                   508,800       10,354
Wachovia Corp.                                        647,300       21,160
Washington Mutual, Inc.                               535,200       16,843
Wells Fargo & Co.                                     163,500        7,874
--------------------------------------------------------------------------
GROUP TOTAL                                                        244,235
--------------------------------------------------------------------------
HEALTH CARE (11.2%)
Beckman Coulter, Inc.                                 321,100       12,427
Bristol-Myers Squibb Co.                              630,400       15,003
*Health Net, Inc.                                   1,912,800       41,030
*HEALTHSOUTH Corp.                                  4,251,000       17,642
Merck & Co., Inc.                                     469,400       21,456
Wyeth                                                 166,700        5,301
--------------------------------------------------------------------------
GROUP TOTAL                                                        112,859
--------------------------------------------------------------------------
HEAVY INDUSTRY & TRANSPORTATION (17.1%)
Burlington Northern Santa Fe                          213,700        5,112
Caterpillar, Inc.                                     197,400        7,347
(a)CNF, Inc.                                          348,200       10,930
Cooper Industries, Inc.                               302,000        9,166
(a)Cummins, Inc.                                      433,800       10,246
Delta Air Lines, Inc.                                 342,200        3,179
Dover Corp.                                           162,700        4,129
Eaton Corp.                                           237,100       15,113
Honeywell International, Inc.                         403,300        8,736
Ingersoll-Rand Co., Class A                           196,100        6,754
*(a)Navistar International Corp.                      450,200        9,760
(a)Parker-Hannifin Corp.                              653,400       24,966
Tecumseh Products Co., Class A                        215,300        9,034
Textron, Inc.                                         119,700        4,082
Tyco International Group S.A.                       2,359,100       33,263
Waste Management, Inc.                                478,800       11,166
--------------------------------------------------------------------------
GROUP TOTAL                                                        172,983
--------------------------------------------------------------------------
RETAIL (7.0%)
(a)Albertson's, Inc.                                  236,400        5,711
(a)Circuit City Stores, Inc.                          839,400       12,717
*(a)Kroger Co.                                        473,000        6,669
Liz Claiborne, Inc.                                   703,800       17,560

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

2002 ANNUAL REPORT
September 30, 2002
                                                                              35

                                                                  VALUE
                                                     SHARES      (000)+
--------------------------------------------------------------------------
RETAIL (CONT'D)
V.F. Corp.                                            491,600  $    17,688
*Yum! Brands, Inc.                                    366,000       10,142
--------------------------------------------------------------------------
GROUP TOTAL                                                         70,487
--------------------------------------------------------------------------
TECHNOLOGY (8.7%)
*Amdocs Ltd.                                        1,299,000        8,313
*(a)Arrow Electronics, Inc.                           649,100        8,198
Avnet, Inc.                                           645,500        6,965
*Axcelis Technologies, Inc.                           348,500        1,701
*(a)Computer Sciences Corp.                           557,900       15,504
Electronic Data Systems Corp.                         367,000        5,131
First Data Corp.                                       57,700        1,613
Hewlett-Packard Co.                                   820,700        9,577
*Lexmark International Group, Inc., Class A           427,600       20,097
*Quantum Corp.                                      1,933,100        4,272
Scientific-Atlanta, Inc.                              495,100        6,194
--------------------------------------------------------------------------
GROUP TOTAL                                                         87,565
--------------------------------------------------------------------------
UTILITIES (4.9%)
AT&T Corp.                                          1,103,100       13,248
Dominion Resources, Inc.                               55,700        2,826
(a)Duke Energy Corp.                                  392,900        7,681
(a)NiSource, Inc.                                     190,900        3,289
(a)Reliant Energy, Inc.                               577,400        5,780
SBC Communications, Inc.                              396,800        7,976
Verizon Communications, Inc.                          331,300        9,091
--------------------------------------------------------------------------
GROUP TOTAL                                                         49,891
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,197,899)                              993,476
--------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENTS (10.8%)
--------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (5.3%)
Banco Bilbao Viz Argentaria, NY, 1.86%, 4/24/03     $   4,101        4,101
Bank of Nova Scotia, NY, 2.51%, 2/04/03                 2,934        2,934
Credit Suisse First Boston USA, Inc., 2.28%,
 11/25/02                                               1,582        1,582
Deutsche Bank Securities, Inc., 1.98%, 10/01/02        13,186       13,186
Federal National Mortgage Association, 1.88%,
 12/06/02                                                 784          784
Federal National Mortgage Association, 1.90%,
 10/04/02                                               1,453        1,453
Lloyds Bank plc London, 2.36%, 2/24/03                  1,465        1,465
National City Bank Cleveland, 1.86%, 11/07/02           2,932        2,932

                                                      FACE
                                                     AMOUNT          VALUE
                                                      (000)         (000)+
--------------------------------------------------------------------------
National City Bank Cleveland, 2.04%, 10/23/02       $     996  $       996
Union Bank of Switzerland Warburg LLC, 1.98%,
 10/01/02                                              24,387       24,387
--------------------------------------------------------------------------
GROUP TOTAL                                                         53,820
--------------------------------------------------------------------------
                                                       SHARES
                                                    ---------
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED SECURITIES (1.1%)
AIM S.T. Investment Co.                             1,465,000        1,465
Harris Insight Money Market Fund                    2,344,000        2,344
Merrimac Cash Series Fund                           2,344,000        2,344
One Group Institutional Prime Money Market Fund     2,344,000        2,344
Reserve Primary Fund                                2,345,000        2,345
--------------------------------------------------------------------------
                                                                    10,842
--------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
REPURCHASE AGREEMENT (4.4%)
**J.P. Morgan Securities Inc., 1.87%, dated
 9/30/02, due 10/1/02                               $  44,302       44,302
--------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS (Cost $108,964)                             108,964
--------------------------------------------------------------------------
TOTAL INVESTMENTS (109.0%) (Cost $1,306,863)                     1,102,440
--------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (-9.0%)
Cash                                                           $        84
Receivable for Investments Sold                                      4,090
Dividends Receivable                                                 1,295
Receivable for Fund Shares Sold                                        646
Interest Receivable                                                      2
Other Assets                                                            22
Collateral on Securities Loaned, at Value                          (64,662)
Payable for Investments Purchased                                  (28,199)
Payable for Fund Shares Redeemed                                    (2,466)
Payable for Investment Advisory Fees                                (1,530)
Payable for Trustees' Fees and Expenses                               (145)
Payable for Distribution Fee -- Adviser Class                         (124)
Payable for Administration Fees                                       (123)
Payable for Shareholder Servicing Fee -- Investment Class               (2)
Other Liabilities                                                     (224)
                                                               -----------
                                                                   (91,336)
--------------------------------------------------------------------------
NET ASSETS (100%)                                              $ 1,011,104
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

36

                                                                  VALUE
                                                                 (000)+
--------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 42,907,550 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   456,996
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.65
--------------------------------------------------------------------------
INVESTMENT CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 1,824,566 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $    19,440
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.65
--------------------------------------------------------------------------
ADVISER CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 50,287,821 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   534,668
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     10.63
--------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                               $ 1,360,178
 Undistributed Net Investment Income (Loss)                          3,820
 Undistributed Realized Net Gain (Loss)                           (148,471)
 Unrealized Appreciation (Depreciation) on   Investment
 Securities                                                       (204,423)
--------------------------------------------------------------------------
NET ASSETS                                                      $1,011,104
--------------------------------------------------------------------------

+   See Note A1 to Financial Statements.
*   Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR American Depositary Receipt
(a) All or a portion of security on loan at September 30, 2002.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              37

Statement of Operations
For the Year Ended September 30, 2002

                                                                            MID CAP      MID CAP
                                                               EQUITY       GROWTH        VALUE
(IN THOUSANDS)                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $  4,276     $   3,728    $   9,769
Interest                                                           153           809          979
-----------------------------------------------------------------------------------------------------
Total Investment Income                                          4,429         4,537       10,748
-----------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services                                     1,544         7,457        9,611
Administration Fee                                                 289         1,249        1,156
Custodian Fee                                                       59           197          137
Audit Fee                                                           26            27           26
Legal Fee                                                            8            49           34
Trustees' Fees & Expenses                                           --            24           53
Filing & Registration Fees                                          29            45           35
Interest Expense                                                    29             5           --
Shareholder Servicing Fee -- Investment Class shares                --            --           70
Distribution Fees -- Adviser Class shares                            2         1,541          350
Other Expenses                                                      56           588          322
-----------------------------------------------------------------------------------------------------
Total Expenses                                                   2,042        11,182       11,794
-----------------------------------------------------------------------------------------------------
Expense Offset                                                      (4)         (162)         (12)
-----------------------------------------------------------------------------------------------------
Net Expenses                                                     2,038        11,020       11,782
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     2,391        (6,483)      (1,034)
-----------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                          (45,301)     (406,975)    (155,554)
-----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                          (16,995)      210,629      (62,454)
-----------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                (62,296)     (196,346)    (218,008)
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(59,905)    $(202,829)   $(219,042)
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

38

For the Year Ended September 30, 2002

                                                              SMALL CAP    SMALL CAP     STRATEGIC
                                                               GROWTH        VALUE      SMALL VALUE      VALUE
(IN THOUSANDS)                                                PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $    226     $ 11,669     $       117    $  24,873
Interest                                                            63        1,047              14          693
--------------------------------------------------------------------------------------------------------------------
Total Investment Income                                            289       12,716             131       25,566
--------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services                                     1,627        7,720              83        7,395
Administration Fee                                                 151          937               7        1,318
Custodian Fee                                                       68          148              28          153
Audit Fee                                                           26           24              23           34
Legal Fee                                                            1           22              --           34
Trustees' Fees & Expenses                                            5           14               1           --
Filing & Registration Fees                                          14           71              19           46
Interest Expense                                                     5            1              --           17
Shareholder Servicing Fee -- Investment Class shares                --           --              --           36
Distribution Fees -- Adviser Class shares                            6          174              --        2,116
Other Expenses                                                      68          270              12          400
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   1,971        9,381             173       11,549
--------------------------------------------------------------------------------------------------------------------
Waiver of Investment Advisory Fees                                 (79)          --             (78)          --
Expense Offset                                                     (12)         (23)             --          (37)
--------------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1,880        9,358              95       11,512
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    (1,591)       3,358              36       14,054
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                          (17,974)      10,357            (575)    (100,543)
Foreign Currency Transactions                                       (5)          --              --           --
--------------------------------------------------------------------------------------------------------------------
Realized Net Gain (Loss)                                       (17,979)      10,357            (575)    (100,543)
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                           10,475      (22,196)         (2,745)    (229,744)
--------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                 (7,504)     (11,839)         (3,320)    (330,287)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ (9,095)    $ (8,481)    $    (3,284)   $(316,233)
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              39

Statement of Changes in Net Assets

                                                                   EQUITY PORTFOLIO       MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED                 YEAR ENDED
                                                                    SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                    2001         2002          2001           2002
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $   3,854    $   2,391    $    (8,278)   $   (6,483)
  Realized Net Gain (Loss)                                        (73,665)     (45,301)      (943,605)     (406,975)
  Change in Unrealized Appreciation (Depreciation)               (118,693)     (16,995)      (761,374)      210,629
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                     (188,504)     (59,905)    (1,713,257)     (202,829)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                            (3,577)      (2,869)            --            --
  Realized Net Gain                                              (101,691)          --       (231,665)           --
ADVISER CLASS:
  Net Investment Income                                               (38)          (4)            --            --
  Realized Net Gain                                                (1,441)          --       (134,466)           --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                            (106,747)      (2,873)      (366,131)           --
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Issued                                                          186,991       98,583        675,228       290,176
  In Lieu of Cash Distributions                                   103,985        2,764        221,069            --
  Redeemed                                                       (211,977)    (270,125)      (616,472)     (812,733)
ADVISER CLASS:
  Issued                                                            8,364          288        522,865       203,656
  In Lieu of Cash Distributions                                     1,479            4        133,123            --
  Redeemed                                                         (9,583)        (562)      (225,897)     (373,258)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions          79,259     (169,048)       709,916      (692,159)
-----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                      (215,992)    (231,826)    (1,369,472)     (894,988)
NET ASSETS:
  Beginning of Period                                             620,117      404,125      3,089,444     1,719,972
-----------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $ 404,125    $ 172,299    $ 1,719,972    $  824,984
-----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) included in
  end of period net assets                                      $   1,128    $     646    $        --           (52)
-----------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
  Shares Issued                                                    15,047       11,115         29,986        22,307
  In Lieu of Cash Distributions                                     8,414          282          9,641            --
  Shares Redeemed                                                 (17,710)     (28,836)       (27,829)      (56,470)
-----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares
    Outstanding                                                     5,751      (17,439)        11,798       (34,163)
-----------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Issued                                                       596           29         21,770        13,642
  In Lieu of Cash Distributions                                       120           --          5,877            --
  Shares Redeemed                                                    (899)         (55)       (10,800)      (24,932)
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Adviser Class Shares Outstanding          (183)         (26)        16,847       (11,290)
-----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

40

                                                                    MID CAP                 SMALL CAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2001          2002         2001         2002          2001          2002
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                      $    2,914    $   (1,034)   $  (2,890)   $  (1,591)   $    6,423    $    3,358
 Realized Net Gain (Loss)                             (81,845)     (155,554)     (99,731)     (17,979)     (131,934)       10,357
 Change in Unrealized Appreciation
 (Depreciation)                                      (260,664)      (62,454)    (115,455)      10,475      (166,989)      (22,196)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                           (339,595)     (219,042)    (218,076)      (9,095)     (292,500)       (8,481)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
 Net Investment Income                                 (4,511)       (1,189)          --           --        (4,214)       (3,150)
 Realized Net Gain                                   (175,546)           --      (21,242)          --      (100,871)       (1,996)
INVESTMENT CLASS:
 Net Investment Income                                    (62)           --           --           --            --            --
 Realized Net Gain                                     (3,917)           --           --           --            --            --
ADVISER CLASS:+
 Net Investment Income                                   (209)           --           --           --           (86)          (16)
 Realized Net Gain                                    (16,263)           --           --           --        (4,626)         (114)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (200,508)       (1,189)     (21,242)          --      (109,797)       (5,276)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                               422,108       326,339      199,085      138,352       402,884       450,040
 In Lieu of Cash Distributions                        175,179         1,000       19,516           --       101,778         4,626
 Redeemed                                            (394,048)     (573,331)    (226,594)    (234,716)     (373,128)     (877,311)
INVESTMENT CLASS:
 Issued                                                42,305        15,447           --           --            --            --
 In Lieu of Cash Distributions                          3,725            --           --           --            --            --
 Redeemed                                             (14,995)      (21,022)          --           --            --            --
ADVISER CLASS:+
 Issued                                               102,595        95,710       18,455        1,899        39,030        37,188
 In Lieu of Cash Distributions                         16,347            --           --           --         4,712           130
 Redeemed                                             (68,006)      (66,315)      (5,551)     (12,143)      (17,253)      (32,754)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
 Transactions                                         285,210      (222,172)       4,911     (106,608)      158,023      (418,081)
---------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           (254,893)     (442,403)    (234,407)    (115,703)     (244,274)     (431,838)
NET ASSETS:
 Beginning of Period                                1,502,456     1,247,563      437,898      203,491     1,316,879     1,072,605
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                      $1,247,563    $  805,160    $ 203,491    $  87,788    $1,072,605    $  640,767
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              41

Statement of Changes in Net Assets (cont'd)

                                                                    MID CAP                 SMALL CAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2001          2002         2001         2002          2001          2002
---------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss)
 included in end of period net assets              $    1,196    $      (33)   $       6    $      (6)   $    3,592    $    2,955
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                         20,217        18,469        5,712        5,189        21,872        30,095
 In Lieu of Cash Distributions                          8,906            51          583           --         5,766           271
 Shares Redeemed                                      (19,124)      (33,519)      (6,518)      (8,859)      (20,449)      (55,545)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class
 Shares Outstanding                                     9,999       (14,999)        (223)      (3,670)        7,189       (25,179)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                          2,081           890           --           --            --            --
 In Lieu of Cash Distributions                            190            --           --           --            --            --
 Shares Redeemed                                         (720)       (1,162)          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class
 Shares Outstanding                                     1,551          (272)          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:+
 Shares Issued                                          4,826         5,148          622           70         2,089         2,193
 In Lieu of Cash Distributions                            831            --           --           --           267             7
 Shares Redeemed                                       (3,343)       (3,997)        (205)        (465)         (959)       (2,144)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class
 Shares Outstanding                                     2,314         1,151          417         (395)        1,397            56
---------------------------------------------------------------------------------------------------------------------------------

+ The Small Cap Growth Portfolio began offering Adviser class shares on January
  11, 2001.

    The accompanying notes are an integral part of the financial statements.

42

                                                                STRATEGIC SMALL
                                                                VALUE PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                  2001       2002          2001          2002
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                                 $   19    $    36    $   17,523    $   14,054
 Realized Net Gain (Loss)                                         99       (575)       59,141      (100,543)
 Change in Unrealized Appreciation (Depreciation)               (132)    (2,745)      (26,660)     (229,744)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                      (14)    (3,284)       50,004      (316,233)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
 Net Investment Income                                           (11)       (12)       (9,531)       (7,240)
 Realized Net Gain                                                --        (99)           --            --
INVESTMENT CLASS:
 Net Investment Income                                            --         --          (130)         (223)
 Realized Net Gain                                                --         --            --            --
ADVISER CLASS:
 Net Investment Income                                            --         --        (6,335)       (7,335)
 Realized Net Gain                                                --         --            --            --
---------------------------------------------------------------------------------------------------------------
 Total Distributions                                             (11)      (111)      (15,996)      (14,798)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                                          202     23,186       310,323       184,113
 In Lieu of Cash Distributions                                    11        111         8,959         6,864
 Redeemed                                                       (260)    (1,940)     (412,866)     (256,344)
INVESTMENT CLASS:
 Issued                                                           --         --        44,383        16,286
 In Lieu of Cash Distributions                                    --         --           119           220
 Redeemed                                                         --         --       (27,864)       (9,456)
ADVISER CLASS:
 Issued                                                           --         --       858,253       303,258
 In Lieu of Cash Distributions                                    --         --         6,294         7,311
 Redeemed                                                         --         --      (336,676)     (391,475)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share Transactions         (47)    21,357       450,925      (139,223)
---------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                    $  (72)   $17,962    $  484,933    $ (470,254)
NET ASSETS:
 Beginning of Period                                           2,506      2,434       996,425     1,481,358
---------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $2,434    $20,396    $1,481,358    $1,011,104
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              43

                                                                STRATEGIC SMALL
                                                                VALUE PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
(IN THOUSANDS)                                                  2001       2002          2001          2002
---------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss) included in end
 of period net assets                                         $   10    $    24    $    4,564    $    3,820
---------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                                    19      2,009        21,360        13,330
 In Lieu of Cash Distributions                                     1          9           636           480
 Shares Redeemed                                                 (24)      (177)      (28,189)      (18,431)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class Shares
 Outstanding                                                      (4)     1,841        (6,193)       (4,621)
---------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                                    --         --         2,972         1,092
 In Lieu of Cash Distributions                                    --         --             8            16
 Shares Redeemed                                                  --         --        (1,880)         (700)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class Shares
 Outstanding                                                      --         --         1,100           408
---------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
 Shares Issued                                                    --         --        58,109        20,858
 In Lieu of Cash Distributions                                    --         --           435           513
 Shares Redeemed                                                  --         --       (23,544)      (29,574)
---------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class Shares Outstanding      --         --        35,000        (8,203)
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

44

Financial Highlights
EQUITY PORTFOLIO
Institutional Class

                                                                            YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999       2000       2001       2002
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  29.45   $  20.44   $  19.82   $  17.28   $   9.75
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.24       0.14       0.05+      0.09+      0.08+
  Net Realized and Unrealized Gain (Loss) on Investments         (1.04)      5.24       3.53      (4.78)     (2.57)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (0.80)      5.38       3.58      (4.69)     (2.49)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.28)     (0.17)     (0.05)     (0.09)     (0.08)
  Realized Net Gain                                              (7.93)     (5.83)     (6.07)     (2.75)        --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (8.21)     (6.00)     (6.12)     (2.84)     (0.08)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  20.44   $  19.82   $  17.28   $   9.75   $   7.18
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (2.66%)     30.15%     19.83%   (30.58%)   (25.71%)
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $872,662   $635,593   $615,078   $403,062   $171,698
Ratio of Expenses to Average Net Assets(1)                       0.61%      0.62%      0.61%      0.62%      0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.94%      0.64%      0.27%      0.71%      0.78%
Portfolio Turnover Rate                                            77%       103%       211%       160%        93%
----------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.59%      0.60%      0.61%      0.62%      0.66%
----------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 16, 1998**
                                                                      TO
                                                                SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                                     1998           1999      2000       2001       2002
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $          20.50    $ 20.42   $ 19.79   $  17.24   $   9.71
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             0.10       0.11      0.01+      0.06+      0.05+
  Net Realized and Unrealized Gain (Loss) on Investments                  (0.09)      5.21      3.53      (4.78)     (2.55)
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       0.01       5.32      3.54      (4.72)     (2.50)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                   (0.09)     (0.12)    (0.02)     (0.06)     (0.04)
  Realized Net Gain                                                          --      (5.83)    (6.07)     (2.75)        --
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                   (0.09)     (5.95)    (6.09)     (2.81)     (0.04)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $          20.42    $ 19.79   $ 17.24   $   9.71   $   7.17
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (0.02%)++  29.80%    19.58%    (30.81%)   (25.83%)
------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                          $            373    $ 2,123   $ 5,039   $  1,063   $    601
Ratio of Expenses to Average Net Assets(2)                                0.88%*     0.87%     0.86%      0.86%      0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets               0.65%*     0.34%     0.04%      0.48%      0.53%
Portfolio Turnover Rate                                                     77%++     103%      211%       160%        93%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                         0.82%*     0.85%     0.86%      0.86%      0.91%
------------------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              45

Financial Highlights
MID CAP GROWTH PORTFOLIO
Institutional Class

                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  21.84   $  18.62   $    25.77   $    35.15   $  14.80
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   (0.03)     (0.01)       (0.06)       (0.05)     (0.05)+
  Net Realized and Unrealized Gain (Loss) on Investments          0.24      10.65        13.71       (16.44)     (3.10)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.21      10.64        13.65       (16.49)     (3.15)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                             --      (0.00)++         --          --         --
  Realized Net Gain                                              (3.43)     (3.49)       (4.27)       (3.86)        --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.43)     (3.49)       (4.27)       (3.86)        --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  18.62   $  25.77   $    35.15   $    14.80   $  11.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     2.00%     64.27%       56.60%      (50.80%)   (21.28%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $429,955   $785,659   $2,109,750   $1,063,186   $438,778
Ratio of Expenses to Average Net Assets(1)                       0.62%      0.62%        0.62%        0.61%      0.65%
Ratio of Net Investment Income (Loss) to Average Net Assets     (0.13%)    (0.07%)      (0.21%)      (0.25%)    (0.35%)
Portfolio Turnover Rate                                           172%       208%         169%         145%       221%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.60%      0.60%        0.61%        0.60%      0.64%
--------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                                           YEAR ENDED SEPTEMBER 30,
                                                               1998       1999       2000       2001       2002
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 21.81   $  18.55   $  25.59   $  34.79   $  14.59
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                  (0.03)     (0.05)     (0.09)     (0.10)     (0.09)+
  Net Realized and Unrealized Gain (Loss) on Investments         0.20      10.58      13.56     (16.24)     (3.05)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             0.17      10.53      13.47     (16.34)     (3.14)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Realized Net Gain                                             (3.43)     (3.49)     (4.27)     (3.86)        --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 18.55   $  25.59   $  34.79   $  14.59   $  11.45
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    1.79%     63.87%     56.24%    (50.91%)   (21.52%)
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $51,058   $263,312   $979,694   $656,786   $386,206
Ratio of Expenses to Average Net Assets(2)                      0.87%      0.88%      0.87%      0.86%      0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets    (0.25%)    (0.31%)    (0.46%)    (0.50%)    (0.60%)
Portfolio Turnover Rate                                          172%       208%       169%       145%       221%
---------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
  ASSETS:
  Ratio Including Expense Offsets                               0.84%      0.86%      0.86%      0.85%      0.89%
---------------------------------------------------------------------------------------------------------------------

++ Amount is less than $0.005 per share.
+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

46

Financial Highlights
MID CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  21.80   $  18.12   $    21.88   $    25.07   $  16.91
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.08+      0.12+        0.06+        0.05+     (0.01)+
  Net Realized and Unrealized Gain (Loss) on Investments         (1.53)      5.01         5.78        (4.91)     (3.38)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (1.45)      5.13         5.84        (4.86)     (3.39)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.04)     (0.06)       (0.08)       (0.08)     (0.02)
  Realized Net Gain                                              (2.19)     (1.31)       (2.57)       (3.22)        --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (2.23)     (1.37)       (2.65)       (3.30)     (0.02)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  18.12   $  21.88   $    25.07   $    16.91   $  13.50
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    (6.92%)    29.44%       29.48%      (21.23%)   (20.09%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $420,555   $721,015   $1,374,275   $1,096,021   $672,507
Ratio of Expenses to Average Net Assets(1)                       0.90%      0.87%        0.87%        0.86%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.40%      0.57%        0.28%        0.22%     (0.05%)
Portfolio Turnover Rate                                           213%       244%         226%         176%       145%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.88%      0.86%        0.85%        0.85%      0.89%
--------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                             YEAR ENDED SEPTEMBER 30,
                                                               1998      1999      2000       2001       2002
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 21.75   $ 18.05   $ 21.80   $  24.97   $   16.83
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   0.05+     0.09+     0.03+      0.01+      (0.03)+
  Net Realized and Unrealized Gain (Loss) on Investments        (1.53)     5.00      5.75      (4.88)      (3.37)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (1.48)     5.09      5.78      (4.87)      (3.40)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                         (0.03)    (0.03)    (0.04)     (0.05)         --
  Realized Net Gain                                             (2.19)    (1.31)    (2.57)     (3.22)         --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (2.22)    (1.34)    (2.61)     (3.27)         --
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 18.05   $ 21.80   $ 24.97   $  16.83   $   13.43
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (7.08%)   29.30%    29.25%    (21.36%)    (20.20%)
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $18,861   $25,197   $29,593   $ 46,063   $  33,100
Ratio of Expenses to Average Net Assets(2)                      1.05%     1.02%     1.02%      1.01%       1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets     0.25%     0.42%     0.14%      0.05%      (0.20%)
Portfolio Turnover Rate                                          213%      244%      226%       176%        145%
--------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                               1.03%     1.01%     1.00%      1.00%       1.04%
--------------------------------------------------------------------------------------------------------------------

+ Per share amount is based upon average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              47

Financial Highlights
MID CAP VALUE PORTFOLIO
Adviser Class

                                                                JULY 17, 1998**
                                                                      TO
                                                                 SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998            1999      2000       2001        2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             21.82   $ 18.12   $ 21.86   $   25.02   $   16.87
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.01+     0.07+     0.01+      (0.01)+     (0.05)+
  Net Realized and Unrealized Gain (Loss) on Investments                    (3.71)     5.01      5.76       (4.88)      (3.38)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        (3.70)     5.08      5.77       (4.89)      (3.43)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                        --     (0.03)    (0.04)      (0.04)         --
  Realized Net Gain                                                            --     (1.31)    (2.57)      (3.22)         --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.34)    (2.61)      (3.26)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.12   $ 21.86   $ 25.02   $   16.87   $   13.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (16.96%)++  29.12%   29.12%     (21.40%)    (20.33%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $             4,919   $40,636   $98,588   $ 105,479   $  99,553
Ratio of Expenses to Average Net Assets(1)                                  1.24%*    1.12%     1.12%       1.11%       1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.25%*    0.33%     0.03%      (0.03%)     (0.30%)
Portfolio Turnover Rate                                                      213%++    244%      226%        176%        145%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.17%*    1.11%     1.10%       1.10%       1.14%
---------------------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based upon average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

48

Financial Highlights
SMALL CAP GROWTH PORTFOLIO
Institutional Class

                                                               JUNE 30, 1998**
                                                                      TO
                                                                SEPTEMBER 30,               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998           1999       2000       2001        2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            10.00   $  8.57   $  32.28   $   52.96   $   24.04
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             (0.01)    (0.13)+    (0.34)      (0.35)      (0.25)+
  Net Realized and Unrealized Gain (Loss) on Investments                   (1.42)    23.84      25.42      (25.78)      (3.83)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (1.43)    23.71      25.08      (26.13)      (4.08)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Realized Net Gain                                                           --        --      (4.40)      (2.79)         --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             8.57   $ 32.28   $  52.96   $   24.04   $   19.96
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (14.30%)++ 276.66%    80.31%     (50.83%)    (16.97%)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            3,004   $93,229   $437,898   $ 193,469   $  87,345
Ratio of Expenses to Average Net Assets(1)                                 1.16%*    1.18%      1.14%       1.14%       1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.46%)*  (0.50%)    (0.77%)     (0.98%)     (0.98%)
Portfolio Turnover Rate                                                      67%++    300%       206%        176%        218%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                   3.67%*    0.15%        N/A         N/A       0.05%
  Ratio Including Expense Offsets                                          1.15%*    1.15%      1.12%       1.12%       1.15%
---------------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 10, 2001**
                                                                      TO
                                                                SEPTEMBER 30,
                                                                     2001            2002
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           34.71    $   24.02
------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                            (0.24)       (0.33)+
  Net Realized and Unrealized Gain (Loss) on Investments                 (10.45)       (3.79)
------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     (10.69)       (4.12)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           24.02    $   19.90
------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (30.80%)++   (17.15%)
------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $          10,022    $     443
Ratio of Expenses to Average Net Assets(2)                                1.40%*       1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.24%)*     (1.23%)
Portfolio Turnover Rate                                                    176%++       218%
------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                    N/A        0.05%
  Ratio Including Expense Offsets                                         1.38%*       1.40%
------------------------------------------------------------------------------------------------

*  Annualized
** Initial offerings of Institutional and Adviser Class shares, respectively. + Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              49

Financial Highlights
SMALL CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999        2000         2001        2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  24.97   $  17.37   $    18.62   $    21.18   $  15.16
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.16       0.13+        0.09+        0.10+      0.06+
  Net Realized and Unrealized Gain (Loss) on Investments         (4.33)      3.65         4.01        (4.35)     (1.10)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (4.17)      3.78         4.10        (4.25)     (1.04)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.14)     (0.07)       (0.14)       (0.07)     (0.05)
  Realized Net Gain                                              (3.29)     (2.46)       (1.40)       (1.70)     (0.03)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.43)     (2.53)       (1.54)       (1.77)     (0.08)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  17.37   $  18.62   $    21.18   $    15.16   $  14.04
--------------------------------------------------------------------------------------------------------------------------
    TOTAL RETURN                                               (18.34%)    23.83%       23.11%      (21.25%)    (6.97%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $716,729   $897,629   $1,269,171   $1,017,346   $588,803
Ratio of Expenses to Average Net Assets(1)                       0.86%      0.86%        0.86%        0.86%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      0.71%      0.70%        0.43%        0.52%      0.35%
Portfolio Turnover Rate                                           163%       251%         193%         157%       118%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.86%      0.86%        0.85%        0.86%      0.89%
--------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 22, 1999**
                                                                      TO
                                                                 SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
                                                                     1999            2000       2001        2002
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             17.32   $ 18.62   $   21.15   $  15.13
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.06+     0.04+       0.05+      0.02+
  Net Realized and Unrealized Gain (Loss) on Investments                     1.24      4.02       (4.34)     (1.11)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                         1.30      4.06       (4.29)     (1.09)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                        --     (0.13)      (0.03)     (0.00)++
  Realized Net Gain                                                            --     (1.40)      (1.70)     (0.03)
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.53)      (1.73)     (0.03)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.62   $ 21.15   $   15.13   $  14.01
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                7.51%++  22.83%     (21.46%)    (7.22%)
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            16,117   $47,708   $  55,259   $ 51,964
Ratio of Expenses to Average Net Assets(2)                                  1.11%*    1.11%       1.11%      1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets                 0.45%*    0.18%       0.26%      0.10%
Portfolio Turnover Rate                                                      251%++    193%        157%       118%
----------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.10%*    1.10%       1.11%      1.14%
----------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
++ Amount is less than $0.005
++  Not Annualized
    The accompanying notes are an integral part of the financial statements.

50

Financial Highlights
STRATEGIC SMALL VALUE PORTFOLIO
Institutional Class

                                                              JUNE 30, 2000**
                                                                    TO              YEAR ENDED
                                                               SEPTEMBER 30,       SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000           2001       2002
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $         10.00   $  10.62   $  10.51
-------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                           0.03       0.09       0.05+
  Net Realized and Unrealized Gain (Loss) on Investments                 0.59      (0.15)     (0.24)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.62      (0.06)     (0.19)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                    --      (0.05)     (0.05)
  Realized Net Gain                                                        --         --      (0.43)
-------------------------------------------------------------------------------------------------------
    Total Distributions                                                    --      (0.05)     (0.48)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $         10.62   $  10.51   $   9.84
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            6.20%++   (0.60%)    (2.41%)
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $         2,506   $  2,434   $ 20,396
Ratio of Expenses to Average Net Assets(1)                              1.31%*     1.15%      1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets             1.15%*     0.73%      0.43%
Portfolio Turnover Rate                                                   33%++      80%       131%
-------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                4.23%*     1.85%      0.94%
  Ratio Including Expense Offsets                                       1.15%*     1.15%      1.15%
-------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Institutional Class Shares
+  Per share amount is based on average shares outstanding.
++  Not Annualized

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              51

Financial Highlights
VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1998         1999        2000       2001       2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.37   $    15.16   $  13.59   $  12.86   $  13.80
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.34         0.21+      0.16+      0.19+      0.16+
  Net Realized and Unrealized Gain (Loss) on Investments           (3.38)        1.11       0.95       0.93      (3.14)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (3.04)        1.32       1.11       1.12      (2.98)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.36)       (0.28)     (0.18)     (0.18)     (0.17)
  Realized Net Gain                                                (1.81)       (2.61)     (1.66)        --         --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (2.17)       (2.89)     (1.84)     (0.18)     (0.17)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    15.16   $    13.59   $  12.86   $  13.80   $  10.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (16.41%)       8.30%      9.67%      8.68%    (21.93%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $2,288,236   $1,079,356   $690,859   $656,007   $456,996
Ratio of Expenses to Average Net Assets(1)                         0.60%        0.63%      0.61%      0.62%      0.64%
Ratio of Net Investment Income (Loss) to Average Net Assets        1.76%        1.38%      1.32%      1.26%      1.09%
Portfolio Turnover Rate                                              56%          53%        50%        38%        42%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                  0.59%        0.62%      0.60%      0.61%      0.64%
--------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                                YEAR ENDED SEPTEMBER 30,
                                                                 1998         1999        2000       2001       2002
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    20.36   $    15.15   $  13.58   $  12.86   $  13.80
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                      0.31         0.19+      0.15+      0.16+      0.14+
  Net Realized and Unrealized Gain (Loss) on Investments           (3.38)        1.12       0.94       0.93      (3.15)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               (3.07)        1.31       1.09       1.09      (3.01)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            (0.33)       (0.27)     (0.15)     (0.15)     (0.14)
  Realized Net Gain                                                (1.81)       (2.61)     (1.66)        --         --
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (2.14)       (2.88)     (1.81)     (0.15)     (0.14)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    15.15   $    13.58   $  12.86   $  13.80   $  10.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     (16.55%)       8.20%      9.50%      8.46%    (22.06%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   24,527   $    9,673   $  4,069   $ 19,552   $ 19,440
Ratio of Expenses to Average Net Assets(2)                         0.75%        0.78%      0.76%      0.77%      0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets        1.62%        1.25%      1.19%      1.08%      0.94%
Portfolio Turnover Rate                                              56%          53%        50%        38%        42%
--------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                  0.74%        0.77%      0.75%      0.76%      0.79%
--------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

52

Financial Highlights
VALUE PORTFOLIO
Adviser Class

                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1998       1999       2000       2001       2002
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  20.35   $  15.13   $  13.57   $  12.83   $  13.78
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.29       0.17+      0.13+      0.15+      0.12+
  Net Realized and Unrealized Gain (Loss) on Investments         (3.38)      1.12       0.94       0.94      (3.14)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             (3.09)      1.29       1.07       1.09      (3.02)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.32)     (0.24)     (0.15)     (0.14)     (0.13)
  Realized Net Gain                                              (1.81)     (2.61)     (1.66)        --         --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (2.13)     (2.85)     (1.81)     (0.14)     (0.13)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  15.13   $  13.57   $  12.83   $  13.78   $  10.63
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   (16.66%)     8.10%      9.31%      8.49%    (22.17%)
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $325,272   $254,483   $301,497   $805,799   $534,668
Ratio of Expenses to Average Net Assets(1)                       0.85%      0.88%      0.86%      0.87%      0.89%
Ratio of Net Investment Income (Loss) to Average Net Assets      1.52%      1.10%      1.05%      0.99%      0.84%
Portfolio Turnover Rate                                            56%        53%        50%        38%        42%
----------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.84%      0.87%      0.85%      0.86%      0.89%
----------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2002 ANNUAL REPORT
September 30, 2002
                                                                              53

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2002, the Fund was comprised of twenty-two active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Small Value and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short-term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Trustees, although actual calculations may be done by others.

2. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

  A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

54

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

  Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2002 the investment advisory fees of each of the Portfolios were:

                                  ANNUAL        VOLUNTARY EXPENSE LIMITATIONS
                                INVESTMENT   ------------------------------------
                                 ADVISORY    INSTITUTIONAL   INVESTMENT   ADVISER
PORTFOLIO                          FEE           CLASS         CLASS       CLASS
---------------------------------------------------------------------------------
Equity                               0.500%             --%          --%       --%
Mid Cap Growth                       0.500              --           --        --
Mid Cap Value                        0.750              --           --        --
Small Cap Growth                     1.000            1.15           --      1.40
Small Cap Value                      0.750              --           --        --
Strategic Small Value                1.000            1.15           --        --
Value                                0.500              --           --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. TRUSTEES' FEES. Each Trustee of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage of their total fees earned as a Trustee of the Fund. These deferred portions are treated, based on an election by the Trustee, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at September 30, 2002, totaled $372,000 and are included in Trustees' Fees and Expenses Payable for the applicable Portfolios on the Statement of Net Assets. The deferred portion of Trustees' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Trustee. For the fiscal year ended September 30, 2002, Trustees' Fees

2002 ANNUAL REPORT
September 30, 2002
                                                                              55

and Expenses were reduced by approximately $160,000 due to these fluctuations.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. Purchases and Sales of Securities: For the year ended September 30, 2002, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                                         (000)
                                                ------------------------
PORTFOLIO                                       PURCHASES       SALES
------------------------------------------------------------------------
Equity                                          $  279,061    $  442,947
Mid Cap Growth                                   3,141,795     3,747,221
Mid Cap Value                                    1,763,828     1,892,549
Small Cap Growth                                   346,689       450,610
Small Cap Value                                  1,135,602     1,464,975
Strategic Small Value                               30,288        10,503
Value                                              619,352       772,391

There were no purchases or sales of long-term U.S. government securities.

2. During the fiscal year ended September 30, 2002, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                                  BROKER
                                                             COMMISSIONS
PORTFOLIO                                                          (000)
------------------------------------------------------------------------
Equity                                                               $70
Mid Cap Growth                                                        85
Mid Cap Value                                                         37
Small Cap Growth                                                      11
Small Cap Value                                                       18
Value                                                                 80

H. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at September 30, 2002 were as follows:

                                                      VALUE OF         VALUE
                                                        LOANED            OF
                                                    SECURITIES    COLLATERAL
PORTFOLIO                                                (000)         (000)
----------------------------------------------------------------------------
Equity                                                 $11,416       $11,782
Value                                                   63,295        64,662

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                              NET INTEREST
                                                                 EARNED BY
                                                                 PORTFOLIO
PORTFOLIO                                                            (000)
--------------------------------------------------------------------------
Equity                                                                $ 75
Value                                                                  234

I. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, and Strategic Small Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2001 and 2002 was as follows:

                                              (000)
                       ----------------------------------------------------
                          2001 DISTRIBUTIONS          2002 DISTRIBUTIONS
                              PAID FROM:                  PAID FROM:
                       ------------------------    ------------------------
                       ORDINARY     LONG-TERM      ORDINARY     LONG-TERM
PORTFOLIO               INCOME     CAPITAL GAIN     INCOME     CAPITAL GAIN
---------------------------------------------------------------------------
Equity                 $ 50,597      $56,150       $ 2,873        $   --
Mid Cap Growth          289,746       76,385            --            --
Mid Cap Value           192,851        7,657         1,189            --
Small Cap Growth         19,700        1,542            --            --
Small Cap Value          89,133       20,664         3,166         2,110
Strategic Small Value        11           --            74            37
Value                    15,996           --        14,798            --

56

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses and permanent differences such as REIT adjustments, gain
(loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                               (000)
                                                          ---------------
                                                           UNDISTRIBUTED
PORTFOLIO                                                 ORDINARY INCOME
-------------------------------------------------------------------------
Equity                                                              $ 647
Small Cap Value                                                     2,304
Strategic Small Value                                                  24
Value                                                               3,760

At September 30, 2002, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                 (000)
                       ----------------------------------------------------------
                                        GROSS           GROSS            NET
PORTFOLIO                 COST       APPRECIATION    DEPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------
Equity                 $  218,010    $      9,623    $    (43,460)    $ (33,837)
Mid Cap Growth            974,112          32,108        (152,096)     (119,988)
Mid Cap Value           1,097,385          43,654        (325,861)     (282,207)
Small Cap Growth          102,582           4,789         (19,317)      (14,528)
Small Cap Value           730,462          59,007        (142,762)      (83,755)
Strategic Small Value      23,325             373          (3,481)       (3,108)
Value                   1,329,028          78,345        (304,933)     (226,588)

At September 30, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                               EXPIRATION DATE
                                                SEPTEMBER 30,
                                                    (000)
                                       --------------------------------
PORTFOLIO                               2008       2009         2010
-----------------------------------------------------------------------
Equity                                 $    --    $ 9,611    $   71,011
Mid Cap Growth                              --     16,101     1,000,928
Mid Cap Value                               --        493       102,896
Small Cap Growth                            --      2,561        99,359
Small Cap Value                             --         --       120,476
Strategic Small Value                       --         --             2
Value                                   16,828      3,629        15,692

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2002, the following Portfolios may elect to defer capital and currency losses occurring between November 1, 2001 and September 30, 2002 up to the following amounts:

                                          POST-OCTOBER      POST-OCTOBER
                                         CAPITAL LOSSES    CURRENCY LOSSES
PORTFOLIO                                    (000)              (000)
--------------------------------------------------------------------------
Equity                                         $ 32,684                $--
Mid Cap Growth                                  300,192                 --
Mid Cap Value                                   106,142                 --
Small Cap Growth                                 17,647                  5
Strategic Small Value                               233                 --
Value                                            90,157                 --

J. CHANGE IN INDEPENDENT AUDITORS. On June 6, 2002, Deloitte & Touche LLP resigned as independent auditors of the Fund. The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through June 6, 2002, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their report on the financial statements for such years. The Fund, with the approval of its Board of Trustees and Audit Committee, has engaged Ernst & Young LLP as its independent auditors.

2002 ANNUAL REPORT
September 30, 2002
                                                                              57

K. OTHER. At September 30, 2002, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                                     PERCENTAGE
                                                    OF OWNERSHIP
                                       --------------------------------------
                                       INSTITUTIONAL    INVESTMENT    ADVISER
PORTFOLIOS                                 CLASS          CLASS        CLASS
-----------------------------------------------------------------------------
Equity                                          24.9%           --%      96.2%
Mid Cap Growth                                  33.8            --       72.1
Mid Cap Value                                   23.2          33.6       42.1
Small Cap Growth                                28.8            --      100.0
Small Cap Value                                 16.9            --       69.1
Strategic Small Value                           91.2            --         --
Value                                           36.9          91.6       96.4

58

Independent Auditors' Report

To the Shareholders and Board of Trustees of Morgan Stanley Institutional Fund Trust

We have audited the accompanying statements of net assets of the Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Strategic Small Value Portfolio and Value Portfolio (the "Funds") (seven of the portfolios constituting the Morgan Stanley Institutional Fund Trust) as of September 30, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for each of the two years in the period then ended were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on that statement and those financial highlights. The financial highlights for each of the two years in the period ended September 30, 1999 were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned seven Funds of Morgan Stanley Institutional Fund Trust, at September 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 15, 2002

2002 ANNUAL REPORT
September 30, 2002
                                                                              59

Federal Income Tax Information: (Unaudited)

Each Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                                            LONG-TERM
                                                       CAPITAL GAIN - 20%
PORTFOLIO                                                     (000)
--------------------------------------------------------------------------
Small Cap Value                                                     $2,110
Strategic Small Value                                                   37

For the year ended September 30, 2002, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

PORTFOLIO                                                     AMOUNT
--------------------------------------------------------------------
Equity                                                         100.0%
Mid Cap Value                                                   99.9
Small Cap Value                                                100.0
Strategic Small Value                                           29.0
Value                                                          100.0

For the year ended September 30, 2002*, the Portfolios earned no income from direct U.S. Treasury Obligations.

* Amounts for the period ending December 31, 2002 will be provided with Form 1099-DIV to be mailed in January 2003.

60

Trustee and Officer Information (Unaudited)

Independent Trustees:

                                                                                                             Number of
                                         Term of                                                             Portfolios in
                                         Office and                                                          Fund
                           Position(s)   Length of                                                           Complex
Name, Age and Address of   Held with     Time                                                                Overseen by
Trustee                    Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------   -----------   ----------   ----------------------------------------------------   -------------
John D. Barrett II (67)    Trustee       Trustee      Chairman and Director of Barrett Associates, Inc.      72
565 Fifth Avenue                         since        (investment counseling).
New York, NY 10017                       2001

Thomas P. Gerrity (61)     Trustee       Trustee      Professor of Management, formerly Dean, Wharton        72
219 Grays Lane                           since        School of Business, University of Pennsylvania;
Haverford, PA 19041                      1996         formerly Director, IKON Office Solutions, Inc.,
                                                      Fiserv, Digital Equipment Corporation, Investor
                                                      Force Holdings, Inc. and Union Carbide Corporation.

Gerard E. Jones (65)       Trustee       Trustee      Of Counsel, Shipman & Goodwin, LLP (law firm).         72
Shipman & Goodwin, LLP                   since
43 Arch Street                           2001
Greenwich, CT 06830

Joseph J. Kearns (60)      Trustee       Trustee      Investment consultant; formerly CFO of The J. Paul     72
6287 Via Escondido                       since        Getty Trust.
Malibu, CA 90265                         1994

Vincent R. McLean (71)     Trustee       Trustee      Formerly Executive Vice President, Chief Financial     72
702 Shackamaxon Drive                    since        Officer, Director and Member of the Executive
Westfield, NJ 07090                      1996         Committee of Sperry Corporation (now part of Unisys
                                                      Corporation).

C. Oscar Morong, Jr.       Trustee       Trustee      Managing Director, Morong Capital Management;          72
(67)                                     since        formerly Senior Vice President and Investment
1385 Outlook Drive West                  1993         Manager for CREF, TIAA-CREF Investment Management,
Mountainside, NJ 07092                                Inc. (investment management); formerly Director, The
                                                      Indonesia Fund (mutual fund).

William G. Morton, Jr.     Trustee       Trustee      Chairman Emeritus and former Chief Executive Officer   72
(65)                                     since        of Boston Stock Exchange.
304 Newbury Street, #560                 2001
Boston, MA 02115

Michael Nugent (66)        Trustee       Trustee      General Partner, Triumph Capital, L.P. (private        201
c/o Triumph Capital,                     since        investment partnership); formerly, Vice President,
L.P.                                     2001         Bankers Trust Company and BT Capital Corporation.
237 Park Avenue
New York, NY 10017

Fergus Reid (70)           Trustee       Trustee      Chairman and Chief Executive Officer of Lumelite       72
85 Charles Colman Blvd.                  since        Plastics Corporation.
Pawling, NY 12564                        2001


Name, Age and Address of  Other Directorships Held by
Trustee                   Trustee
------------------------  --------------------------------------
John D. Barrett II (67)   Director of the Ashforth Company (real
565 Fifth Avenue          estate).
New York, NY 10017

Thomas P. Gerrity (61)    Director, ICG Commerce, Inc.; Sunoco;
219 Grays Lane            Fannie Mae; Reliance Group Holdings,
Haverford, PA 19041       Inc., CVS Corporation and
                          Knight-Ridder, Inc.

Gerard E. Jones (65)      Director of Tractor Supply Company,
Shipman & Goodwin, LLP    Tiffany Foundation, and Fairfield
43 Arch Street            County Foundation.
Greenwich, CT 06830

Joseph J. Kearns (60)     Director, Electro Rent Corporation and
6287 Via Escondido        The Ford Family Foundation.
Malibu, CA 90265

Vincent R. McLean (71)    Director, Banner Life Insurance Co.;
702 Shackamaxon Drive     William Penn Life Insurance Company of
Westfield, NJ 07090       New York.

C. Oscar Morong, Jr.      Trustee of the mutual funds in the
(67)                      Smith Barney/CitiFunds fund complex;
1385 Outlook Drive West   Director, Ministers and Missionaries
Mountainside, NJ 07092    Benefit Board of American Baptist
                          Churches.

William G. Morton, Jr.    Director of Radio Shack Corporation
(65)                      (electronics).
304 Newbury Street, #560
Boston, MA 02115

Michael Nugent (66)       Director of various business
c/o Triumph Capital,      organizations; Chairman of the
L.P.                      Insurance Committee and Director or
237 Park Avenue           Trustee of the retail families of
New York, NY 10017        funds advised by Morgan Stanley
                          Investment Advisors Inc.

Fergus Reid (70)          Trustee and Director of approximately
85 Charles Colman Blvd.   30 investment companies in the
Pawling, NY 12564         JPMorgan Funds complex managed by
                          JPMorgan Investment Management Inc.

2002 ANNUAL REPORT
September 30, 2002
                                                                              61

Interested Trustees:

                                                                                                                Number of
                                            Term of                                                             Portfolios in
                                            Office and                                                          Fund
                              Position(s)   Length of                                                           Complex
Name, Age and Address of      Held with     Time                                                                Overseen by
Trustee                       Registrant    Served*      Principal Occupation(s) During Past 5 Years            Trustee**
------------------------      -----------   ----------   ----------------------------------------------------   -------------
Barton M. Biggs (69)          Chairman      Chairman     Chairman, Director and Managing Director of Morgan     72
1221 Avenue of the Americas   and Trustee   and          Stanley Investment Management Inc. and Chairman and
New York, NY 10020                          Trustee      Director of Morgan Stanley Investment Management
                                            since        Limited; Managing Director of Morgan Stanley & Co.
                                            2001         Incorporated; Director and Chairman of the Board of
                                                         various U.S. registered companies managed by Morgan
                                                         Stanley Investment Management Inc.

Ronald E. Robison (63)        President     President    President and Trustee; Chief Global Operations         72
1221 Avenue of the Americas   and Trustee   and          Officer and Managing Director of Morgan Stanley
New York, NY 10020                          Trustee      Investment Management Inc.; Managing Director of
                                            since        Morgan Stanley & Co. Incorporated; formerly,
                                            2001         Managing Director and Chief Operating Officer of TCW
                                                         Investment Management Company; Director and
                                                         President of various funds in the Fund Complex.


Name, Age and Address of     Other Directorships Held by
Trustee                      Trustee
------------------------     ------------------------------
Barton M. Biggs (69)         Member of the Yale Development
1221 Avenue of the Americas  Board
New York, NY 10020

Ronald E. Robison (63)
1221 Avenue of the Americas
New York, NY 10020

------------------------

* Each Trustee serves an indefinite term, until his or her successor is elected. ** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

62

Officers:

                                             Position(s)   Term of Office
                                             Held with     and Length of
Name, Age and Address of Executive Officer   Registrant    Time Served*
------------------------------------------   -----------   ---------------
Ronald E. Robison (63)                       President     President since
Morgan Stanley Investment Management Inc.    and Trustee   2001
1221 Avenue of the Americas
New York, NY 10020

Stefanie V. Chang (35)                       Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Lorraine Truten (41)                         Vice          Vice President
Morgan Stanley Investment Management Inc.    President     since 2001
1221 Avenue of the Americas
New York, NY 10020

Mary E. Mullin (35)                          Secretary     Secretary since
Morgan Stanley Investment Management Inc.                  2001
1221 Avenue of the Americas
New York, NY 10020

James W. Garrett (33)                        Treasurer     Treasurer since
Morgan Stanley Investment Management Inc.                  2002
1221 Avenue of the Americas
New York, NY 10020

Belinda A. Brady (34)                        Assistant     Assistant
J.P. Morgan Investor Service Co.             Treasurer     Treasurer since
73 Tremont Street                                          2002
Boston, MA 02108-3913


Name, Age and Address of Executive Officer  Principal Occupation(s) During Past 5 Years
------------------------------------------  ------------------------------------------------------------
Ronald E. Robison (63)                      Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                 President of various U.S. registered investment companies
New York, NY 10020                          managed by Morgan Stanley Investment Management Inc.;
                                            Previously, Managing Director and Chief Operating Officer of
                                            TCW Investment Management Company.
Stefanie V. Chang (35)                      Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firm of Rogers & Wells
New York, NY 10020                          (now Clifford Chance Rogers & Wells LLP); Vice President of
                                            certain funds in the Fund Complex.
Lorraine Truten (41)                        Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.   Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                 Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                          Distribution, Inc. formerly, President of Morgan Stanley
                                            Institutional Fund Trust; Vice President of certain funds in the Fund Complex.
Mary E. Mullin (35)                         Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                 practiced law with the New York law firms of McDermott, Will
New York, NY 10020                          & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                            Secretary of certain funds in the Fund Complex.
James W. Garrett (33)                       Vice President of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment Management Inc.   Morgan Stanley Investment Management Inc. and Treasurer of
1221 Avenue of the Americas                 various U.S. registered investment companies managed by
New York, NY 10020                          Morgan Stanley Investment Management Inc.; Formerly, with
                                            Price Waterhouse LLP (now PricewaterhouseCoopers LLP).
Belinda A. Brady (34)                       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Service Co.            Services Co. (formerly, Chase Global Funds Services
73 Tremont Street                           Company); formerly, Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                       (now PricewaterhouseCoopers LLP); Assistant Treasurer of
                                            certain funds in the Fund Complex.

------------------------

* Each Officer serves an indefinite term, until his or her successor is elected.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428

CUSTODIAN

JP Morgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Mayer, Brown, Rowe & Maw
1675 Broadway
New York, New York 10019-5820

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

(C) 2002 Morgan Stanley

MORGAN STANLEY LOGO                                             934-anrpteq-1102